September 30, 2011 American Century Investments Statement of Additional Information American Century Mutual Funds, Inc.

All Cap Growth Fund (formerly Giftrust® Fund) Investor Class (TWGTX) Institutional Class (ACAJX) A Class (ACAQX) C Class (ACAHX) R Class (ACAWX)	Growth Fund Investor Class (TWCGX) Institutional Class (TWGIX) A Class (TCRAX) C Class (TWRCX) R Class (AGWRX)	Small Cap Growth Fund Investor Class (ANOIX) Institutional Class (ANONX) A Class (ANOAX) B Class (ANOBX) (closed) C Class (ANOCX) R Class (ANORX)
Balanced Fund
Investor Class (TWBIX)
Institutional Class (ABINX)

Capital Value Fund
Investor Class (ACTIX)
Institutional Class (ACPIX)
A Class (ACCVX)

Focused Growth Fund
Investor Class (AFSIX)
Institutional Class (AFGNX)
A Class (AFGAX)
B Class (AFGBX) (closed)
C Class (AFGCX)
R Class (AFGRX)

Fundamental Equity Fund
Investor Class (AFDIX)
Institutional Class (AFEIX)
A Class (AFDAX)
B Class (AFDBX) (closed)
C Class (AFDCX)
R Class (AFDRX)

	Heritage Fund Investor Class (TWHIX) Institutional Class (ATHIX) A Class (ATHAX) B Class (ATHBX) (closed) C Class (AHGCX) R Class (ATHWX)	Ultra® Fund Investor Class (TWCUX) Institutional Class (TWUIX) A Class (TWUAX) B Class (AULBX) (closed) C Class (TWCCX) R Class (AULRX)
New Opportunities Fund
Investor Class (TWNOX)
Institutional Class (TWNIX)
A Class (TWNAX)
C Class (TWNCX)
R Class (TWNRX)

NT Growth Fund
Institutional Class (ACLTX)

NT VistaSM Fund
Institutional Class (ACLWX)

Select Fund
Investor Class (TWCIX)
Institutional Class (TWSIX)
A Class (TWCAX)
B Class (ABSLX) (closed)
C Class (ACSLX)
R Class (ASERX)
Veedot® Fund Investor Class (AMVIX) Institutional Class (AVDIX) VistaSM Fund Investor Class (TWCVX) Institutional Class (TWVIX) A Class (TWVAX) C Class (AVNCX) R Class (AVTRX)

This statement of additional information adds to the discussion in the funds’ prospectuses dated
March 1, 2011 and September 30, 2011, but is not a prospectus. The statement of additional information should be read in conjunction with the funds’ current prospectuses. If you would like a copy of a prospectus, please contact us at one of the addresses or telephone numbers listed on the back cover or visit American Century Investments’ Web site at americancentury.com.

This statement of additional information incorporates by reference certain information that appears in the funds’ annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the funds’ annual and semiannual reports by calling 1-800-345-2021.

©2011 American Century Proprietary Holdings, Inc. All rights reserved

Table of Contents

The Funds’ History	2
Fund Investment Guidelines	4
All Cap Growth, Focused Growth, Fundamental Equity, Growth, Heritage, New Opportunities, NT Growth, NT Vista, Select, Small Cap Growth, Ultra, Veedot and Vista	4
Balanced	5
Capital Value	6
Fund Investments and Risks	6
Investment Strategies and Risks	6
Investment Policies	25
Temporary Defensive Measures	27
Portfolio Turnover	28
Disclosure of Portfolio Holdings	28
Management	33
The Board of Directors	33
Officers	40
Code of Ethics	40
Proxy Voting Guidelines	40
The Funds’ Principal Shareholders	42
Service Providers	42
Investment Advisor	42
Portfolio Managers	47
Transfer Agent and Administrator	53
Sub-Administrator	53
Distributor	54
Custodian Banks	54
Independent Registered Public Accounting Firm	54
Brokerage Allocation	54
Regular Broker-Dealers	57
Information About Fund Shares	59
Multiple Class Structure	59
Valuation of a Fund’s Securities	62
Taxes	63
Federal Income Tax	63
State and Local Taxes	65
Financial Statements	65

Appendix A – Principal Shareholders	A-1
Appendix B – Sales Charges and Payments to Dealers	B-1
Appendix C – Buying and Selling Fund Shares	C-1
Appendix D – Explanation of Fixed-Income Securities Ratings	D-1

The Funds’ History

American Century Mutual Funds, Inc. is a registered open-end management investment company that was organized in 1957 as a Delaware corporation under the name Twentieth Century Investors, Inc. On July 2, 1990, the company reorganized as a Maryland corporation, and in January 1997 it changed its name to American Century Mutual Funds, Inc. Throughout this statement of additional information we refer to American Century Mutual Funds, Inc. as the corporation.

Each fund described in this statement of additional information is a separate series of the corporation and operates for many purposes as if it were an independent company. Each fund has its own investment objective, strategy, management team, assets, and tax identification and stock registration numbers.

Effective December 1, 2009, New Opportunities II Fund was renamed Small Cap Growth Fund. Effective September 30, 2011, Giftrust was renamed All Cap Growth. A Giftrust account remains as an investment option in All Cap Growth Fund.

Fund	Ticker Symbol	Inception Date
All Cap Growth
Investor Class	TWGTX	11/25/1983
Institutional Class	ACAJX	09/30/2011
A Class	ACAQX	09/30/2011
C Class	ACAHX	09/30/2011
R Class	ACAWX	09/30/2011
Balanced
Investor Class	TWBIX	10/20/1988
Institutional Class	ABINX	05/01/2000
Capital Value
Investor Class	ACTIX	03/31/1999
Institutional Class	ACPIX	03/01/2002
A Class	ACCVX	05/14/2003
Focused Growth
Investor Class	AFSIX	02/28/2005
Institutional Class	AFGNX	09/28/2007
A Class	AFGAX	09/28/2007
B Class	AFGBX	09/28/2007
C Class	AFGCX	09/28/2007
R Class	AFGRX	09/28/2007
Fundamental Equity
Investor Class	AFDIX	07/29/2005
Institutional Class	AFEIX	07/29/2005
A Class	AFDAX	11/30/2004
B Class	AFDBX	11/30/2004
C Class	AFDCX	11/30/2004
R Class	AFDRX	07/29/2005
Growth
Investor Class	TWCGX	10/31/1958(1)
Institutional Class	TWGIX	06/16/1997
A Class	TCRAX	06/04/1997
C Class	TWRCX	03/01/2010
R Class	AGWRX	08/29/2003

Fund	Ticker Symbol	Inception Date
Heritage
Investor Class	TWHIX	11/10/1987
Institutional Class	ATHIX	06/16/1997
A Class	ATHAX	07/11/1997
B Class	ATHBX	09/28/2007
C Class	AHGCX	06/26/2001
R Class	ATHWX	09/28/2007
New Opportunities
Investor Class	TWNOX	12/26/1996
Institutional Class	TWNIX	03/01/2010
A Class	TWNAX	03/01/2010
C Class	TWNCX	03/01/2010
R Class	TWNRX	03/01/2010
NT Growth
Institutional Class	ACLTX	05/12/2006
NT Vista
Institutional Class	ACLWX	05/12/2006
Select
Investor Class	TWCIX	10/31/1958(1)
Institutional Class	TWSIX	03/13/1997
A Class	TWCAX	08/08/1997
B Class	ABSLX	01/31/2003
C Class	ACSLX	01/31/2003
R Class	ASERX	07/29/2005
Small Cap Growth
Investor Class	ANOIX	06/01/2001
Institutional Class	ANONX	05/18/2007
A Class	ANOAX	01/31/2003
B Class	ANOBX	01/31/2003
C Class	ANOCX	01/31/2003
R Class	ANORX	09/28/2007
Ultra
Investor Class	TWCUX	11/02/1981
Institutional Class	TWUIX	11/14/1996
A Class	TWUAX	10/02/1996
B Class	AULBX	09/28/2007
C Class	TWCCX	10/29/2001
R Class	AULRX	08/29/2003
Veedot
Investor Class	AMVIX	11/30/1999
Institutional Class	AVDIX	08/01/2000
Vista
Investor Class	TWCVX	11/25/1983
Institutional Class	TWVIX	11/14/1996
A Class	TWVAX	10/02/1996
C Class	AVNCX	03/01/2010
R Class	AVTRX	07/29/2005

1	The fund’s actual inception date is October 31, 1958; however, the advisor implemented the fund’s current investment and philosophy and practices June 30, 1971.

Fund Investment Guidelines

This section explains the extent to which the funds’ advisor, American Century Investment Management, Inc., can use various investment vehicles and strategies in managing each fund’s assets. Descriptions of the investment techniques and risks associated with each appear in the section, Investment Strategies and Risks, which begins on page 6. In the case of the funds’ principal investment strategies, these descriptions elaborate upon discussions contained in the prospectuses.

Each fund, other than Veedot, is diversified as defined in the Investment Company Act of 1940 (the Investment Company Act). Diversified means that, with respect to 75% of its total assets, each fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

Veedot is nondiversified. Nondiversified means that a fund may invest a greater portion of its assets in a smaller number of securities than a diversified fund. Although Veedot’s portfolio managers expect that it will ordinarily satisfy the requirements of a diversified fund, its nondiversified status gives it more flexibility to invest heavily in the most attractive companies identified by the fund’s methodology.

To meet federal tax requirements for qualification as a regulated investment company, each fund must limit its investments so that at the close of each quarter of its taxable year

(1)	no more than 25% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company), and
(2)
with respect to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it does not own more than 10% of the outstanding voting securities of a single issuer.

All Cap Growth, Focused Growth, Fundamental Equity, Growth, Heritage,
New Opportunities, NT Growth, NT Vista, Select, Small Cap Growth,
Ultra, Veedot and Vista

In general, within the restrictions outlined here and in the funds’ prospectuses, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described on the following pages. It is the advisor’s intention that each fund will generally consist of domestic and foreign common stocks, convertible securities and equity-equivalent securities. However, subject to the specific limitations applicable to a fund, the funds’ management teams may invest the assets of each fund in varying amounts in other instruments and may use other techniques, such as those reflected in the Fund Investments and Risks section, when such a course is deemed appropriate in order to pursue a fund’s investment objective. Senior securities that, in the opinion of the portfolio managers, are high-grade issues also may be purchased for defensive purposes.

So long as a sufficient number of acceptable securities are available, the portfolio managers intend to keep the funds fully invested, regardless of the movement of stock or bond prices, generally. However, should a fund’s investment methodology fail to identify sufficient acceptable securities, or for any other reason including the desire to take a temporary defensive position, the funds may invest their assets in money market and other short-term securities. See Temporary Defensive Measures, page 27. With regard to Veedot, the portfolio managers intend to keep the fund fully invested so long as the methodology identifies sufficient accelerating securities whose share price patterns suggest their stock prices are likely to increase in value. In most circumstances, each fund’s actual level of cash and cash equivalents will be less than 10%. The managers may use futures contracts as a way to expose each fund’s cash assets to the market while maintaining liquidity. The managers may not leverage a fund’s portfolio. See Derivative Securities, page 8, Futures and Options, page 11 and Short-Term Securities, page 22.

Balanced

In general, within the restrictions outlined here and in the fund’s prospectus, the portfolio managers have broad powers to decide how to invest fund assets, including the power to hold them uninvested. As a matter of fundamental policy, the managers will invest approximately 60% of the fund’s portfolio in equity securities and the remainder in bonds and other fixed-income securities. The equity portion of the fund generally will be invested in equity securities of publicly traded U.S. companies with a market capitalization greater than $2 billion. The fund’s investment approach may cause its equity portion to be more heavily invested in some industries than in others. However, it may not invest more than 25% of its total assets in companies whose principal business activities are in the same industry. In addition, as a diversified investment company, its investments in a single issue are limited, as described above in Fund Investment Guidelines. The portfolio managers also may purchase foreign securities, convertible securities, equity-equivalent securities, non-leveraged futures contracts and similar securities, and short-term securities.

The fixed-income portion of the fund generally will be invested in a diversified portfolio of high- and medium-grade government, corporate, mortgage-backed, asset-backed and similar securities. There are no maturity restrictions on the individual securities in which the fund invests. The fixed-income portion of the fund will have a weighted average maturity of three and a half years or longer. The managers will actively manage the portfolio, adjusting the portfolio’s weighted average maturity in response to expected changes in interest rates. During periods of rising interest rates, or when rates are expected to rise, a shorter-weighted average maturity may be adopted in order to reduce the effect of bond price declines on the fund’s net asset value. When interest rates are falling, or expected to fall, and bond prices rising, or expected to rise, a longer-weighted average portfolio maturity may be adopted. The restrictions on the quality of the fixed-income securities the fund may purchase are described in the prospectus. For a description of the fixed-income securities rating system, see Explanation of Fixed-Income Securities Ratings, in Appendix D.

To achieve its objective, the fixed-income portion of the fund may invest some or all of its assets in a diversified portfolio of high- and medium-grade debt securities payable in both U.S. and up to 10% in foreign currencies. Non-investment-grade securities are subject to greater credit risk and consequently offer higher yields.

The fixed-income portion of Balanced may invest in securities that at the time of purchase have been rated by Moody’s, S&P or another nationally recognized statistical rating organization as having at least the following minimum ratings:

Type of Security	General Credit Limit	Moody’s	S&P
Short-term notes	two highest categories	MIG-2	SP-2
Corporate, sovereign and municipal bonds	five highest categories	Ba	BB
Other types	two highest categories	P-2	A-2

It also may invest in unrated securities if the portfolio managers determine that they are of equivalent credit quality. The fixed-income portion of Balanced also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund’s investment objective.

Corporate, sovereign and municipal bonds that the fund may buy includes securities rated in the fifth highest rating category, which are known as “medium-grade securities.” Medium-grade securities are somewhat speculative. While adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal by issuers of fourth-category-rated securities (Moody’s Baa, S&P’s BBB), this sensitivity and exposure to adverse or changing economic conditions is heightened in fifth-category-rated (Moody’s Ba, S&P’s BB) securities. The fixed-income portion of Balanced may invest no more than 15% of its total assets in securities rated Ba or BB (or their equivalent).

The fixed-income portion of Balanced may invest in U.S. dollar-denominated securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. Specifically, it may invest in (1) direct obligations of the United States, such as Treasury bills, notes and bonds, which are supported by the full faith and credit of the United States; and (2) obligations (including mortgage-related securities) issued or guaranteed by agencies and instrumentalities of the U.S. government. These agencies and instrumentalities may include, but are not limited to, the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Federal Farm Credit Banks, Federal Home Loan Banks and Resolution Funding Corporation. The securities of some of these agencies and instrumentalities, such as the Government National Mortgage Association, are guaranteed as to principal and interest by the U.S. Treasury, and other securities are supported by the right of the issuer, such as the Federal Home Loan Banks, to borrow from the Treasury. Other obligations, including those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality.

Capital Value

The portfolio managers will invest primarily in stocks of medium to large companies that the managers believe are undervalued at the time of purchase. The portfolio managers will usually purchase common stocks of U.S. and foreign companies, but they can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity-equivalent securities, notes, bonds and other debt securities.

Fund Investments and Risks

Investment Strategies and Risks

This section describes investment vehicles and techniques the portfolio managers can use in managing a fund’s assets. It also details the risks associated with each, because each investment vehicle and technique contributes to a fund’s overall risk profile.

Asset-Backed Securities (ABS)

ABS are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include, for example, such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, home equity loans, student loans, small business loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. The value of an ABS is affected by changes in the market’s perception of the assets backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement.

Payments of principal and interest passed through to holders of ABS are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or a priority to certain of the borrower’s other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement of an ABS held by the fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the fund may experience losses or delays in receiving payment.

Some types of ABS may be less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the fund.

The risks of investing in ABS are ultimately dependent upon the repayment of loans by the individual or corporate borrowers. Although the fund would generally have no recourse against the entity that originated the loans in the event of default by a borrower, ABS typically are structured to mitigate this risk of default.

Asset-backed securities are generally issued in more than one class, each with different payment terms. Multiple class asset-backed securities may be used as a method of providing credit support through creation of one or more classes whose right to payments is made subordinate to the right to such payments of the remaining class or classes. Multiple classes also may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called strips (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with classes having characteristics such as floating interest rates or scheduled amortization of principal.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular time period at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Of course, there can be no assurance of current income because issuers of convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate. Because of the conversion feature, the managers consider some convertible securities to be equity equivalents.

The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset. A convertible security is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The stream of income typically paid on a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the stream of income causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In general, the value of a convertible security is a function of (1) its yield in comparison with yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that a non-convertible security does not. At any given time, investment value generally depends upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a fund is called for redemption, the fund would be required to permit the issuer to redeem the security and convert it to underlying common stock or to cash, or would sell the convertible security to a third party, which may have an adverse effect on the fund. A convertible security may feature a put option that permits the holder of the convertible security to sell that security back to the issuer at a predetermined price. A fund generally invests in convertible securities for their favorable price characteristics and total return potential and normally would not exercise an option to convert unless the security is called or conversion is forced.

Debt Securities

Each of the funds, other than Balanced, for whom investing in debt securities is required, may invest in debt securities when the portfolio managers believe such securities represent an attractive investment for the fund. The funds may invest in debt securities for income, or as a defensive strategy when the managers believe adverse economic or market conditions exist.

The value of debt securities in which the funds may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities generally will be limited to investment-grade obligations. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s Investors Service, Inc. or BBB by Standard & Poor’s Corporation), or, if not rated, are of equivalent investment quality as determined by the fund’s advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

Balanced will invest at least 80% of the fund’s fixed-income assets in securities that are rated within the four highest categories by a nationally recognized statistical rating organization. Up to 15% may be invested in securities rated in the fifth category.

A high-yield security is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality. Issuers of these securities often have short financial histories or questionable credit. High-yield bonds are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

In addition, the value of a fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. Depending upon the particular amount and type of fixed-income securities holdings of a fund, these changes may impact the net asset value of that fund’s shares.

Derivative Securities

To the extent permitted by its investment objectives and policies, each of the funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative security is a financial arrangement the value of which is based on, or derived from, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivative securities, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivative securities and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There are risks associated with investing in derivative securities, including:

•
the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the portfolio managers anticipate or that the value of the structured or derivative security will not move or react to changes in the underlying security, interest rate, market index or other financial asset as anticipated;

•
the possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and
•	the risk that the counterparty will fail to perform its obligations.

The funds’ Board of Directors has reviewed the advisor’s policy regarding investments in derivative securities. That policy specifies factors that must be considered in connection with a purchase of derivative securities and provides that a fund may not invest in a derivative security if it would be possible for a fund to lose more money than the notional value of the investment. The policy also establishes a committee that must review certain proposed purchases before the purchases can be made. The advisor will report on fund activity in derivative securities to the Board of Directors as necessary.

Equity Equivalents

In addition to investing in common stocks, the funds may invest in other equity securities and equity equivalents, including securities that permit a fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include common stock, preferred stock, securities convertible into common stock, stock futures contracts and stock index futures contracts.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security. Depositary receipts, which are described in Foreign Securities, are an example of the type of derivative security in which a fund might invest.

Foreign Securities

The funds may invest an unlimited portion of their assets in the securities of issuers located in foreign countries, including foreign governments, when these securities meet its standards of selection. In determining where a company is located, the portfolio managers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending on the circumstances in a given case.

The funds may make such investments either directly in foreign securities or indirectly by purchasing depositary receipts for foreign securities. Depositary receipts, depositary shares or similar instruments are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets.

The funds consider developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Securities of foreign issuers may trade in the U.S. or foreign securities markets.

Investments in foreign securities may present certain risks, including:

Currency Risk. The value of the foreign investments held by the funds may be significantly affected by changes in currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar falls against such currency. In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations and political developments.

Social, Political and Economic Risk. The economies of many of the countries in which the funds invest are not as developed as the economy of the United States and may be subject to significantly different forces. Political or social instability, expropriation, nationalization, confiscatory taxation and limitations on the removal of funds or other assets also could adversely affect the value of investments. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies or obtain judgments in foreign courts.

Regulatory Risk. Foreign companies generally are not subject to the regulatory controls imposed on U.S. issuers and, in general, there is less publicly available information about foreign securities than is available about domestic securities. Many foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies and there may be less stringent investor protection and disclosure standards in some foreign markets. Income from foreign securities owned by the funds may be reduced by a withholding tax at the source, which would reduce dividend income payable to shareholders.

Market and Trading Risk. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, are likely to be higher. The securities markets in many of the countries in which the funds invest will have substantially less trading volume than the principal U.S. markets. As a result, the securities of some companies in these countries may be less liquid, more volatile and harder to value than comparable U.S. securities. Furthermore, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. There generally is less government regulation and supervision of foreign stock exchanges, brokers and issuers, which may make it difficult to enforce contractual obligations.

Clearance and Settlement Risk. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of the funds to make intended security purchases due to clearance and settlement problems could cause the funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to clearance and settlement problems could result either in losses to the funds due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser.

Ownership Risk. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund.

Emerging Markets Risk. Each fund may invest its holdings in securities of issuers located in emerging market (developing) countries. The funds consider “emerging market countries” to include all countries that are not considered by the advisor to be developed countries, which are listed on page 9.

Investing in securities of issuers in emerging market countries involves exposure to significantly higher risk than investing in countries with developed markets. Emerging market countries may have economic structures that generally are less diverse and mature, and political systems that can be expected to be less stable than those of developed countries. Securities prices in emerging market countries can be significantly more volatile than in developed countries, reflecting the greater uncertainties of investing in lesser developed markets and economies. In particular, emerging market countries may have relatively unstable governments, and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or in certain instances, reversion to closed-market, centrally planned economies. Such countries may also have less protection of property rights than developed countries.

The economies of emerging market countries may be based predominantly on only a few industries or may be dependent on revenues from particular commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, securities markets in emerging market countries may trade a relatively small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

Forward Currency Exchange Contracts

Each fund may purchase and sell foreign currency on a spot (i.e., cash) basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose. See Derivative Securities, page 8.

The funds expect to use forward currency contracts under two circumstances:

(1)
When the portfolio managers are purchasing or selling a security denominated in a foreign currency and wish to lock in the U.S. dollar price of that security, the portfolio managers would be able to enter into a forward currency contract to do so;

(2)
When the portfolio managers believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a fund would be able to enter into a forward currency contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency.

In the first circumstance, when a fund enters into a trade for the purchase or sale of a security denominated in a foreign currency, it may be desirable to establish (lock in) the U.S. dollar cost or proceeds. By entering into forward currency contracts in U.S. dollars for the purchase or sale of a foreign currency involved in an underlying security transaction, the fund will be able to protect itself against a possible loss between trade and settlement dates resulting from the adverse change in the relationship between the U.S. dollar and the subject foreign currency.

In the second circumstance, when the portfolio managers believe that the currency of a particular country may suffer a substantial decline relative to the U.S. dollar, a fund could enter into a forward currency contract to sell for a fixed dollar amount the amount in foreign currencies approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. The fund will generally cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the fund is not able to cover its forward currency positions with underlying portfolio securities, the fund will segregate on its records cash or other liquid assets having a value equal to the aggregate amount of the fund’s commitments under the forward currency contracts.

The precise matching of forward currency contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward currency contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the portfolio managers believe that it is important to have flexibility to enter into such forward currency contracts when they determine that a fund’s best interests may be served.

When the forward currency contract matures, the fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an offsetting forward currency contract with the same currency trader that obligates the fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward currency contract. Accordingly, it may be necessary for a fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security to make delivery of the foreign currency the fund is obligated to deliver.

Futures and Options

Each fund may enter into futures contracts, options or options on futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. Generally, futures transactions will be used to:

•	protect against a decline in market value of the fund’s securities (taking a short futures position),
•	protect against the risk of an increase in market value for securities in which the fund generally invests at a time when the fund is not fully invested (taking a long futures position), or
•	provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge a fund’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control a fund’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a fund pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

For example, the sale of a future by a fund means the fund becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the fund becomes obligated to buy the security (or securities) at a specified price on a specified date. The portfolio managers may engage in futures and options transactions, provided that the transactions are consistent with the fund’s investment objectives. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of the future. Initially, the fund will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute a margin transaction for purposes of the fund’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised.

In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin accounts generally is not income-producing. However, coupon bearing securities, such as Treasury bills and bonds, held in margin accounts generally will earn income. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the fund as unrealized gains or losses. At any time prior to expiration of the future, the fund may elect to close the position by taking an opposite position. A final determination of variation margin is then made; additional cash is required to be paid by or released to the fund and the fund realizes a loss or gain.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the portfolio managers apply a hedge at an inappropriate time or judge interest rate or equity market trends incorrectly, futures and options strategies may lower a fund’s return.

A fund could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the portfolio managers consider it appropriate or desirable to do so. In the event of adverse price movements, a fund would be required to continue making daily cash payments to maintain its required margin. If the fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the portfolio managers would not otherwise elect to do so. In addition, a fund may be required to deliver or take delivery of instruments underlying futures contracts it holds. The portfolio managers will seek to minimize these risks by limiting the futures contracts entered into on behalf of the funds to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

A fund could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by a fund had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which a fund loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. A fund also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on Futures

By purchasing an option on a futures contract, a fund obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. A fund can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the fund completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require a fund to make margin payments unless the option is exercised.

Although they do not currently intend to do so, the funds may write (or sell) call options that obligate them to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the funds would give up some ability to participate in a price increase on the underlying security. If a fund were to engage in options transactions, it would own the futures contract at the time a call were written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Restrictions on the Use of Futures Contracts and Options

Each fund may enter into futures contracts, options or options on futures contracts as permitted under the Commodity Futures Trading Commission rules. The funds have claimed exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as commodity pool operators under that Act. To the extent required by law, each fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Inflation-linked Securities

Balanced may purchase inflation-linked securities issued by the U.S. Treasury, U.S. government agencies and instrumentalities other than the U.S. Treasury, and entities other than the U.S. Treasury or U.S. government agencies and instrumentalities.

Inflation-linked securities are designed to offer a return linked to inflation, thereby protecting future purchasing power of the money invested in them. However, inflation-linked securities provide this protected return only if held to maturity. In addition, inflation-linked securities may not trade at par value. Real interest rates (the market rate of interest less the anticipated rate of inflation) change over time as a result of many factors, such as what investors are demanding as a true value for money. When real rates do change, inflation-linked securities prices will be more sensitive to these changes than conventional bonds, because these securities were sold originally based upon a real interest rate that is no longer prevailing. Should market expectations for real interest rates rise, the price of inflation-linked securities and the share price of a fund holding these securities will fall. Investors in the funds should be prepared to accept not only this share price volatility but also the possible adverse tax consequences it may cause.

An investment in securities featuring inflation-adjusted principal and/or interest involves factors not associated with more traditional fixed-principal securities. Such factors include the possibility that the inflation index may be subject to significant changes, that changes in the index may or may not correlate to changes in interest rates generally or changes in other indices, or that the resulting interest may be greater or less than that payable on other securities of similar maturities. In the event of sustained deflation, it is possible that the amount of semiannual interest payments, the inflation-adjusted principal of the security or the value of the stripped components will decrease. If any of these possibilities are realized, a fund’s net asset value could be negatively affected.

Inflation-linked Treasury Securities

Inflation-linked U.S. Treasury securities are U.S. Treasury securities with a final value and interest payment stream linked to the inflation rate. Inflation-linked U.S. Treasury securities may be issued in either note or bond form. Inflation-linked U.S. Treasury notes have maturities of at least one year, but not more than 10 years. Inflation-linked U.S. Treasury bonds have maturities of more than 10 years.

Inflation-linked U.S. Treasury securities may be attractive to investors seeking an investment backed by the full faith and credit of the U.S. government that provides a return in excess of the rate of inflation. These securities were first sold in the U.S. market in January 1997. Inflation-linked U.S. Treasury securities are auctioned and issued on a quarterly basis.

Structure and Inflation Index – The principal value of inflation-linked U.S. Treasury securities will be adjusted to reflect changes in the level of inflation. The index for measuring the inflation rate for inflation-linked U.S. Treasury securities is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers (Consumer Price Index) published monthly by the U.S. Department of Labor’s Bureau of Labor Statistics.

Semiannual coupon interest payments are made at a fixed percentage of the inflation-linked principal value. The coupon rate for the semiannual interest rate of each issuance of inflation-linked U.S. Treasury securities is determined at the time the securities are sold to the public (i.e., by competitive bids in the auction). The coupon rate will likely reflect real yields available in the U.S. Treasury market; real yields are the prevailing yields on U.S. Treasury securities with similar maturities, less then-prevailing inflation expectations. While a reduction in inflation will cause a reduction in the interest payment made on the securities, the repayment of principal at the maturity of the security is guaranteed by the U.S. Treasury to be no less than the original face or par amount of the security at the time of issuance.

Indexing Methodology - The principal value of inflation-linked U.S. Treasury securities will be indexed, or adjusted, to account for changes in the Consumer Price Index. Semiannual coupon interest payment amounts will be determined by multiplying the inflation-linked principal amount by one-half the stated rate of interest on each interest payment date.

Taxation - The taxation of inflation-linked U.S. Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made, investors in non-tax-deferred accounts will pay taxes on this amount currently. Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.

Inflation-linked U.S. Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-linked U.S. Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-linked U.S. Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds.

Investors in a fund will receive dividends that represent both the interest payments and the principal adjustments of the inflation-linked securities held in the fund’s portfolio. An investment in a fund may, therefore, be a means to avoid the cash flow mismatch associated with a direct investment in inflation-linked securities. For more information about taxes and their effect on you as an investor in the funds, see Taxes, page 63.

U.S. Government Agencies

A number of U.S. government agencies and instrumentalities other than the U.S. Treasury may issue inflation-linked securities. Some U.S. government agencies have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above.

Other Entities

Entities other than the U.S. Treasury or U.S. government agencies and instrumentalities may issue inflation-linked securities. While some entities have issued inflation-linked securities whose design mirrors that of the inflation-linked U.S. Treasury securities described above, others utilize different structures. For example, the principal value of these securities may be adjusted with reference to the Consumer Price Index, but the semiannual coupon interest payments are made at a fixed percentage of the original issue principal. Alternatively, the principal value may remain fixed, but the coupon interest payments may be adjusted with reference to the Consumer Price Index.

Initial Public Offerings

The funds may invest in initial public offerings (IPOs) of common stock or other equity securities issued by a company. The purchase of securities in an IPO may involve higher transaction costs than those associated with the purchase of securities already traded on exchanges or other established markets.  In addition to the risks associated with equity securities generally, IPO securities may be subject to additional risk due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer and other factors. These factors may cause IPO shares to be volatile in price. While a fund may hold IPO securities for a period of time, it may sell them in the aftermarket soon after the purchase, which could increase portfolio turnover and lead to increased expenses such as commissions and transaction costs.  Investments in IPOs could have a magnified impact (either positive or negative) on performance if a fund’s assets are relatively small.  The impact of IPOs on a fund’s performance may tend to diminish as assets grow.

Inverse Floaters

The funds may hold inverse floaters. An inverse floater is a type of derivative security that bears an interest rate that moves inversely to market interest rates. As market interest rates rise, the interest rate on inverse floaters goes down, and vice versa. Generally, this is accomplished by expressing the interest rate on the inverse floater as an above-market fixed rate of interest, reduced by an amount determined by reference to a market-based or bond-specific floating interest rate (as well as by any fees associated with administering the inverse floater program).

Inverse floaters may be issued in conjunction with an equal amount of Dutch Auction floating-rate bonds (floaters), or a market-based index may be used to set the interest rate on these securities. A Dutch Auction is an auction system in which the price of the security is gradually lowered until it meets a responsive bid and is sold. Floaters and inverse floaters may be brought to market by (1) a broker-dealer who purchases fixed-rate bonds and places them in a trust, or (2) an issuer seeking to reduce interest expenses by using a floater/inverse floater structure in lieu of fixed-rate bonds.

In the case of a broker-dealer structured offering (where underlying fixed-rate bonds have been placed in a trust), distributions from the underlying bonds are allocated to floater and inverse floater holders in the following manner:

(i)
Floater holders receive interest based on rates set at a six-month interval or at a Dutch Auction, which is typically held every 28 to 35 days. Current and prospective floater holders bid the minimum interest rate that they are willing to accept on the floaters, and the interest rate is set just high enough to ensure that all of the floaters are sold.

(ii)
Inverse floater holders receive all of the interest that remains, if any, on the underlying bonds after floater interest and auction fees are paid. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

Procedures for determining the interest payment on floaters and inverse floaters brought to market directly by the issuer are comparable, although the interest paid on the inverse floaters is based on a presumed coupon rate that would have been required to bring fixed-rate bonds to market at the time the floaters and inverse floaters were issued.

Where inverse floaters are issued in conjunction with floaters, inverse floater holders may be given the right to acquire the underlying security (or to create a fixed-rate bond) by calling an equal amount of corresponding floaters. The underlying security may then be held or sold. However, typically, there are time constraints and other limitations associated with any right to combine interests and claim the underlying security.

Floater holders subject to a Dutch Auction procedure generally do not have the right to put back their interests to the issuer or to a third party. If a Dutch Auction fails, the floater holder may be required to hold its position until the underlying bond matures, during which time interest on the floater is capped at a predetermined rate.

The secondary market for floaters and inverse floaters may be limited. The market value of inverse floaters tends to be significantly more volatile than fixed-rate bonds.

Investment in Issuers with Limited Operating Histories

The funds may invest the following portions of their assets in the equity securities of issuers with limited operating histories: Balanced, Focused Growth, Fundamental Equity, Growth, NT Growth, Select and Ultra up to 5%; All Cap Growth, Heritage, New Opportunities, NT Vista, Small Cap Growth, Veedot and Vista up to 10%. Capital Value may invest an unlimited portion of its equity securities in issuers with limited operating histories. The managers consider an issuer to have a limited operating history if that issuer has a record of less than three years of continuous operation. The managers will consider periods of capital formation, incubation, consolidations, and research and development in determining whether a particular issuer has a record of three years of continuous operation.

Investments in securities of issuers with limited operating histories may involve greater risks than investments in securities of more mature issuers. By their nature, such issuers present limited operating histories and financial information upon which the managers may base their investment decision on behalf of the funds. In addition, financial and other information regarding such issuers, when available, may be incomplete or inaccurate.

For purposes of this limitation, “issuers” refers to operating companies that issue securities for the purposes of issuing debt or raising capital as a means of financing their ongoing operations. It does not, however, refer to entities, corporate or otherwise, that are created for the express purpose of securitizing obligations or income streams. For example, a fund’s investments in a trust created for the purpose of pooling mortgage obligations would not be subject to the limitation.

Loans of Portfolio Securities

In order to realize additional income, a fund may lend its portfolio securities. Such loans may not exceed one-third of the fund’s total assets valued at market, however, this limitation does not apply to purchases of debt securities in accordance with the fund’s investment objectives, policies and limitations, or to repurchase agreements with respect to portfolio securities.

Cash received from the borrower as collateral through loan transactions may be invested in other eligible securities.  Investing this cash subjects that investment to market appreciation or depreciation. If a borrower defaults on a securities loan because of insolvency or other reasons, the lending fund could experience delays or costs in recovering the securities it loaned; if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss. To minimize the risk of default on securities loans, the advisor adheres to guidelines prescribed by the Board of Directors governing lending of securities. These guidelines strictly govern:

(1)	the type and amount of collateral that must be received by the fund;
(2)	the circumstances under which additions to that collateral must be made by borrowers;
(3)	the return to be received by the fund on the loaned securities;
(4)	the limitations on the percentage of fund assets on loan; and
(5)	the credit standards applied in evaluating potential borrowers of portfolio securities.

In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

Mortgage-Backed Securities

Background

A mortgage-backed security represents an ownership interest in a pool of mortgage loans. The loans are made by financial institutions to finance home and other real estate purchases. As the loans are repaid, investors receive payments of both interest and principal.

Like fixed-income securities such as U.S. Treasury bonds, mortgage-backed securities pay a stated rate of interest during the life of the security. However, unlike a bond, which returns principal to the investor in one lump sum at maturity, mortgage-backed securities return principal to the investor in increments during the life of the security.

Because the timing and speed of principal repayments vary, the cash flow on mortgage-backed securities is irregular. If mortgage holders sell their homes, refinance their loans, prepay their mortgages or default on their loans, the principal is distributed pro rata to investors.

As with other fixed-income securities, the prices of mortgage-backed securities fluctuate in response to changing interest rates; when interest rates fall, the prices of mortgage-backed securities rise, and vice versa. Changing interest rates have additional significance for mortgage-backed securities investors, however, because they influence prepayment rates (the rates at which mortgage holders prepay their mortgages), which in turn affect the yields on mortgage-backed securities. When interest rates decline, prepayment rates generally increase. Mortgage holders take advantage of the opportunity to refinance their mortgages at lower rates with lower monthly payments. When interest rates rise, mortgage holders are less inclined to refinance their mortgages. The effect of prepayment activity on yield depends on whether the mortgage-backed security was purchased at a premium or at a discount.

A fund may receive principal sooner than it expected because of accelerated prepayments. Under these circumstances, the fund might have to reinvest returned principal at rates lower than it would have earned if principal payments were made on schedule. Conversely, a mortgage-backed security may exceed its anticipated life if prepayment rates decelerate unexpectedly. Under these circumstances, a fund might miss an opportunity to earn interest at higher prevailing rates.

GNMA Certificates

The Government National Mortgage Association (GNMA) is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934 (Housing Act), as amended, authorizes GNMA to guarantee the timely payment of interest and repayment of principal on certificates that are backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or by Title V of the Housing Act of 1949 (FHA Loans), or guaranteed by the Department of Veterans Affairs under the Servicemen’s

Readjustment Act of 1944 (VA Loans), as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. government is pledged to the payment of all amounts that may be required to be paid under any guarantee. GNMA has unlimited authority to borrow from the U.S. Treasury in order to meet its obligations under this guarantee.

GNMA certificates represent a pro rata interest in one or more pools of the following types of mortgage loans: (a) fixed-rate level payment mortgage loans; (b) fixed-rate graduated payment mortgage loans (GPMs); (c) fixed-rate growing equity mortgage loans (GEMs); (d) fixed-rate mortgage loans secured by manufactured (mobile) homes (MHs); (e) mortgage loans on multifamily residential properties under construction (CLCs); (f) mortgage loans on completed multifamily projects (PLCs); (g) fixed-rate mortgage loans that use escrowed funds to reduce the borrower’s monthly payments during the early years of the mortgage loans (buydown mortgage loans); and (h) mortgage loans that provide for payment adjustments based on periodic changes in interest rates or in other payment terms of the mortgage loans.

Fannie Mae Certificates

The Federal National Mortgage Association (FNMA or Fannie Mae) is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. government agency designed to provide supplemental liquidity to the mortgage market and was reorganized as a stockholder-owned and privately managed corporation by legislation enacted in 1968. Fannie Mae acquires capital from investors who would not ordinarily invest in mortgage loans directly and thereby expands the total amount of funds available for housing. This money is used to buy home mortgage loans from local lenders, replenishing the supply of capital available for mortgage lending.

Fannie Mae certificates represent a pro rata interest in one or more pools of FHA Loans, VA Loans, or, most commonly, conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by a government agency) of the following types: (a) fixed-rate level payment mortgage loans; (b) fixed-rate growing equity mortgage loans; (c) fixed-rate graduated payment mortgage loans; (d) adjustable-rate mortgage loans; and (e) fixed-rate mortgage loans secured by multifamily projects.

Fannie Mae certificates entitle the registered holder to receive amounts representing a pro rata interest in scheduled principal and interest payments (at the certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), any principal prepayments, and a proportionate interest in the full principal amount of any foreclosed or otherwise liquidated mortgage loan. The full and timely payment of interest and repayment of principal on each Fannie Mae certificate is guaranteed by Fannie Mae; this guarantee is not backed by the full faith and credit of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Freddie Mac Certificates

The Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970 (FHLMC Act), as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit. Its principal activity consists of purchasing first-lien conventional residential mortgage loans (and participation interests in such mortgage loans) and reselling these loans in the form of mortgage-backed securities, primarily Freddie Mac certificates.

Freddie Mac certificates represent a pro rata interest in a group of mortgage loans (a Freddie Mac certificate group) purchased by Freddie Mac. The mortgage loans underlying Freddie Mac certificates consist of fixed- or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first-liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet standards set forth in the FHLMC Act. A Freddie Mac certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans, and participations composing another Freddie Mac certificate group.

Freddie Mac guarantees to each registered holder of a Freddie Mac certificate the timely payment of interest at the rate provided for by the certificate. Freddie Mac also guarantees ultimate collection of all principal on the related mortgage loans, without any offset or deduction, but generally does not guarantee the timely repayment of principal. Freddie Mac may remit principal at any time after default on an underlying mortgage loan, but no later than 30 days following (a) foreclosure sale, (b) payment of a claim by any mortgage insurer, or (c) the expiration of any right of redemption, whichever occurs later, and in any event no later than one year after demand has been made upon the mortgager for accelerated payment of principal. Obligations guaranteed by Freddie Mac are not backed by the full faith and credit pledge of the U.S. government. See Recent Events Regarding Fannie Mae and Freddie Mac below.

Recent Events Regarding Fannie Mae and Freddie Mac

Since September 2008, Fannie Mae and Freddie Mac have operated under a conservatorship administered by the Federal Housing Finance Agency (FHFA). In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements to provide additional financing to Fannie Mae and Freddie Mac. Under the terms of the agreements (as amended), the Treasury has committed funding to each entity up to $200 billion plus the cumulative amount of Fannie Mae or Freddie Mac’s net worth deficit as of the end of any calendar quarter in 2010, 2011 and 2012, less any positive net worth as of December 31, 2012. While the Treasury’s capital support is substantial, it is not unlimited. Finally, in 2011, anticipated Congressional action to address structural change in Fannie Mae and Freddie Mac may have an impact on the value of their outstanding debt.

Collateralized Mortgage Obligations (CMOs)

A CMO is a multiclass bond backed by a pool of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or Freddie Mac pass-through certificates; (b) unsecured mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs; (c) unsecuritized conventional mortgages; or (d) any combination thereof.

In structuring a CMO, an issuer distributes cash flow from the underlying collateral over a series of classes called tranches. Each CMO is a set of two or more tranches, with average lives and cash flow patterns designed to meet specific investment objectives. The average life expectancies of the different tranches in a four-part deal, for example, might be two, five, seven and 20 years.

As payments on the underlying mortgage loans are collected, the CMO issuer pays the coupon rate of interest to the bondholders in each tranche. At the outset, scheduled and unscheduled principal payments go to investors in the first tranches. Investors in later tranches do not begin receiving principal payments until the prior tranches are paid off. This basic type of CMO is known as a sequential pay or plain vanilla CMO.

Some CMOs are structured so that the prepayment or market risks are transferred from one tranche to another. Prepayment stability is improved in some tranches if other tranches absorb more prepayment variability.

The final tranche of a CMO often takes the form of a Z-bond, also known as an accrual bond or accretion bond. Holders of these securities receive no cash until the earlier tranches are paid in full. During the period that the other tranches are outstanding, periodic interest payments are added to the initial face amount of the Z-bond but are not paid to investors. When the prior tranches are retired, the Z-bond receives coupon payments on its higher principal balance plus any principal prepayments from the underlying mortgage loans. The existence of a Z-bond tranche helps stabilize cash flow patterns in the other tranches. In a changing interest rate environment, however, the value of the Z-bond tends to be more volatile.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class (PAC) and targeted amortization class (TAC), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under various prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

The existence of a PAC or TAC tranche can create higher levels of risk for other tranches in the CMO because the stability of the PAC or TAC tranche is achieved by creating at least one other tranche — known as a companion bond, support or non-PAC bond — that absorbs the variability of principal cash flows. Because companion bonds have a high degree of average life variability, they generally pay a higher yield. A TAC bond can have some of the prepayment variability of a companion bond if there is also a PAC bond in the CMO issue.

Floating-rate CMO tranches (floaters) pay a variable rate of interest that is usually tied to the LIBOR. Institutional investors with short-term liabilities, such as commercial banks, often find floating-rate CMOs attractive investments. Super floaters (which float a certain percentage above LIBOR) and inverse floaters (which float inversely to LIBOR) are variations on the floater structure that have highly variable cash flows.

Stripped Mortgage-Backed Securities

Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage-backed securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO.

The market values of IOs and POs are very sensitive to interest rate and prepayment rate fluctuations. POs, for example, increase (or decrease) in value as interest rates decline (or rise). The price behavior of these securities also depends on whether the mortgage collateral was purchased at a premium or discount to its par value. Prepayments on discount coupon POs generally are much lower than prepayments on premium coupon POs. IOs may be used to hedge a fund’s other investments because prepayments cause the value of an IO strip to move in the opposite direction from other mortgage-backed securities.

Commercial Mortgage-Backed Securities (CMBS)

CMBS are securities created from a pool of commercial mortgage loans, such as loans for hotels, shopping centers, office buildings, apartment buildings, and the like. Interest and principal payments from these loans are passed on to the investor according to a particular schedule of payments. They may be issued by U.S. government agencies or by private issuers. The credit quality of CMBS depends primarily on the quality of the underlying loans and on the structure of the particular deal. Generally, deals are structured with senior and subordinate classes. Multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and those of the underlying assets. Examples include classes having characteristics such as floating interest rates or scheduled amortization of principal. Rating agencies rate the individual classes of the deal based on the degree of seniority or subordination of a particular class and other factors. The value of these securities may change because of actual or perceived changes in the creditworthiness of individual borrowers, their tenants, the servicing agents, or the general state of commercial real estate and other factors.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (ARMs) have interest rates that reset at periodic intervals.  Acquiring ARMs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMs are based.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays.  Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARM does not benefit from further increases in interest rates.  Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities.  In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage Dollar Rolls

Balanced may enter into mortgage dollar rolls in which a fund sells mortgage-backed securities to financial institutions for delivery in the current month and simultaneously contracts to repurchase similar securities on a specified future date. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the cash proceeds of the initial sale. The fund will use the proceeds generated from the transaction to invest in high-quality, short duration investments, which may enhance the fund’s current yield and total return. Such investments may have a leveraging effect, increasing the volatility of the fund.

For each mortgage dollar roll transaction, a fund will cover the roll by segregating on its books an offsetting cash position or a position of liquid securities of equivalent value. The portfolio managers will monitor the value of such securities to determine that the value equals or exceeds the mortgage dollar roll contract price.

A fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold.

Municipal Bonds

Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. These securities have two principal classifications: general obligation bonds and revenue bonds.

General obligation (GO) bonds are issued by states, counties, cities, towns and regional districts to fund a variety of public projects, including construction of and improvements to schools, highways, and water and sewer systems. GO bonds are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue bonds are not backed by an issuer’s taxing authority; rather, interest and principal are secured by the net revenues from a project or facility. Revenue bonds are issued to finance a variety of capital projects, including construction or refurbishment of utility and waste disposal systems, highways, bridges, tunnels, air and seaport facilities and hospitals.

Industrial development bonds (IDBs), a type of revenue bond, are issued by or on behalf of public authorities to finance privately operated facilities. These bonds are used to finance business, manufacturing, housing, athletic and pollution control projects, as well as public facilities such as mass transit systems, air and seaport facilities and parking garages. Payment of interest and repayment of principal on an IDB depend solely on the ability of the facility’s operator to meet financial obligations, and on the pledge, if any, of the real or personal property financed. The interest earned on IDBs may be subject to the federal alternative minimum tax.

Some longer-term municipal bonds allow an investor to "put" or sell the security at a specified time and price to the issuer or other "put provider."  If a put provider fails to honor its commitment to purchase the security, the fund may have to treat the security's final maturity as its effective maturity, lengthening the fund's weighted average maturity and increasing the volatility of the fund.

Municipal Notes

Municipal notes are issued by state and local governments or government entities to provide short-term capital or to meet cash flow needs.

Tax anticipation notes (TANs) are issued in anticipation of seasonal tax revenues, such as ad valorem property, income, sales, use and business taxes, and are payable from these future taxes. TANs usually are general obligations of the issuer. General obligations are backed by the issuer’s full faith and credit based on its ability to levy taxes for the timely payment of interest and repayment of principal, although such levies may be constitutionally or statutorily limited as to rate or amount.

Revenue anticipation notes (RANs) are issued with the expectation that receipt of future revenues, such as federal revenue sharing or state aid payments, will be used to repay the notes. Typically, these notes also constitute general obligations of the issuer.

Bond anticipation notes (BANs) are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds provide the money for repayment of the notes.

Other Investment Companies

Each of the funds may invest in other investment companies, such as closed-end investment companies, unit investment trusts, exchange traded funds (ETFs) and other open-end investment companies, provided that the investment is consistent with the fund’s investment policies and restrictions. Under the Investment Company Act, a fund’s investment in such securities, subject to certain exceptions, currently is limited to

•	3% of the total voting stock of any one investment company;
•	5% of the fund’s total assets with respect to any one investment company; and
•	10% of a fund’s total assets in the aggregate.

A fund’s investments in other investment companies may include money market funds managed by the advisor. Investments in money market funds are not subject to the percentage limitations set forth above.

Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee that each fund bears directly in connection with its own operations.

ETFs, such as Standard & Poor’s Depositary Receipts (SPDRs) and the Barclays Aggregate Bond ETF, are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and usually represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile and the market price for the ETF may be higher than or lower than the ETF’s net asset value.  Additionally, ETFs have management fees, which increase their cost.

Repurchase Agreements

Each fund may invest in repurchase agreements when they present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of that fund.

A repurchase agreement occurs when, at the time a fund purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the fund’s money is invested in the security.

Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The fund’s risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the fund could experience a loss.

The funds will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy by the funds’ advisor.

Repurchase agreements maturing in more than seven days would count toward a fund’s 15% limit on illiquid securities.

Restricted and Illiquid Securities

The funds may, from time to time, purchase restricted or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the funds’ criteria for selection. “Restricted securities” include securities that cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as rules 144 or 144A), or that are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the Securities and Exchange Commission (SEC) has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Directors to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board of Directors is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board of Directors has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the portfolio managers. The board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is generally limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and a fund may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the portfolio managers will consider appropriate remedies to minimize the effect on such fund’s liquidity. Each of the funds may invest no more than 15% of the value of its assets in illiquid securities.

Short Sales

A fund may engage in short sales for cash management purposes only if, at the time of the short sale, the fund owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If a fund engages in a short sale, the fund’s custodian will segregate cash, cash equivalents or other appropriate liquid securities on its records in an amount sufficient to meet the purchase price. There will be certain additional transaction costs associated with short sales, but the fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Short-Term Securities

In order to meet anticipated redemptions, anticipated purchases of additional securities for a fund’s portfolio, or, in some cases, for temporary defensive purposes, these funds may invest a portion of their assets in money market and other short-term securities.

Examples of those securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities
•	Commercial Paper
•	Certificates of Deposit and Euro Dollar Certificates of Deposit
•	Bankers’ Acceptances
•	Short-term notes, bonds, debentures or other debt instruments
•	Repurchase agreements
•	Money market funds

Swap Agreements

Each fund may invest in swap agreements, consistent with its investment objective and strategies. A fund may enter into a swap agreement in order to, for example, attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include, for example, interest rate swaps, under which fixed- or floating-rate interest payments on a specific principal amount are exchanged and total return swaps, under which one party agrees to pay the other the total return of a defined underlying asset (usually an index [including inflation indexes], stock, bond or defined portfolio of loans and mortgages) in exchange for fee payments, often a variable stream of cashflows based on LIBOR.

The funds may enter into credit default swap agreements to hedge an existing position by purchasing or selling credit protection. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default event(s). The fund may enhance returns by selling protection or attempt to mitigate credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market.

Whether a fund’s use of swap agreements will be successful depends on the advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the fund. Total return swaps could result in losses if the reference index, security, or investments do not perform as anticipated by the fund. Credit default swaps could result in losses if the fund does not correctly evaluate the creditworthiness of the issuer on which the credit default swap is based. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the funds by the Internal Revenue Code may limit the funds’ ability to use swap agreements. The swaps market is an evolving market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tender Option Bonds

Tender Option Bonds (TOBs) were created to increase the supply of high-quality, short-term tax-exempt obligations, and thus they are of particular interest to money market funds. However, Capital Value may purchase these instruments.

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating.

There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this, the portfolio managers monitor the credit quality of bonds underlying the funds’ TOB holdings and intend to sell or put back any TOB if the rating on the underlying bond falls below the second-highest rating category designated by a rating agency.

U.S. Government Securities

U.S. Treasury bills, notes, zero-coupon bonds and other bonds are direct obligations of the U.S. Treasury, which has never failed to pay interest and repay principal when due. Treasury bills have initial maturities of one year or less, Treasury notes from two to 10 years, and Treasury bonds more than 10 years. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

A number of U.S. government agencies and instrumentalities issue debt securities. These agencies generally are created by Congress to fulfill a specific need, such as providing credit to home buyers or farmers. Among these agencies are the Federal Home Loan Banks, the Federal Farm Credit Banks and the Resolution Funding Corporation.

Some agency securities are backed by the full faith and credit of the U.S. government, and some are guaranteed only by the issuing agency. Agency securities typically offer somewhat higher yields than U.S. Treasury securities with similar maturities. However, these securities may involve greater risk of default than securities backed by the U.S. Treasury.

Interest rates on agency securities may be fixed for the term of the investment (fixed-rate agency securities) or tied to prevailing interest rates (floating-rate agency securities). Interest rate resets on floating-rate agency securities generally occur at intervals of one year or less, based on changes in a predetermined interest rate index.

Floating-rate agency securities frequently have caps limiting the extent to which coupon rates can be raised. The price of a floating-rate agency security may decline if its capped coupon rate is lower than prevailing market interest rates. Fixed- and floating-rate agency securities may be issued with a call date (which permits redemption before the maturity date). The exercise of a call may reduce an obligation’s yield to maturity.

Interest Rate Resets on Floating-Rate U.S. Government Agency Securities

Interest rate resets on floating-rate U.S. government agency securities generally occur at intervals of one year or less in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index. Commonly used indices include the three-month, six-month and one-year Treasury bill rates; the two-year Treasury note yield; the Eleventh District Federal Home Loan Bank Cost of Funds Index (EDCOFI); and the London Interbank Offered Rate (LIBOR). Fluctuations in the prices of floating-rate U.S. government agency securities are typically attributed to differences between the coupon rates on these securities and prevailing market interest rates between interest rate reset dates.

Variable-, Floating- and Auction-Rate Securities

Variable- and floating-rate securities, including floating-rate notes (FRNs), provide for periodic adjustments to the interest rate.  The adjustments are generally based on an index-linked formula, or determined through a remarketing process.

These types of securities may be combined with a put or demand feature that permits the fund to demand payment of principal plus accrued interest from the issuer or a financial institution.  One example is the variable-rate demand note (VRDN).  VRDNs combine a demand feature with an interest rate reset mechanism designed to result in a market value for the security that approximates par.  VRDNs are generally designed to meet the requirements of money market fund Rule 2a-7.

Auction rate securities (ARS) are variable rate bonds whose interest rates are reset at specified intervals through a Dutch auction process.  A Dutch auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the ARS to take place at par.  All accepted bids and holders of the ARS receive the same rate.  ARS holders rely on the liquidity generated by the Dutch auction.  There is a risk that an auction will fail due to insufficient demand for the securities.  If an auction fails, an ARS may become illiquid until either a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

When-Issued and Forward Commitment Agreements

The funds may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date.

For example, a fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, a fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as dollar-rolls, buy/sell back transactions, cash and carry, or financing transactions. For example, a broker-dealer may seek to purchase a particular security that a fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

When purchasing securities on a when-issued or forward commitment basis, a fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of that security may decline prior to delivery, which could result in a loss to the fund. While the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

In purchasing securities on a when-issued or forward commitment basis, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its record in an amount sufficient to meet the purchase price. To the extent a fund remains fully invested or almost fully invested at the same time it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Zero-Coupon and Step-Coupon Securities

The funds may purchase zero-coupon debt securities. Zero-coupon securities do not make regular cash interest payments, and are sold at a deep discount to their face value.

The fund may also purchase step-coupon or step-rate debt securities. Instead of having a fixed coupon for the life of the security, coupon or interest payments may increase to predetermined rates at future dates. The issuer generally retains the right to call the security. Some step-coupon securities are issued with no coupon payments at all during an initial period, and only become interest-bearing at a future date; these securities are sold at a deep discount to their face value.

Although zero-coupon and certain step-coupon securities may not pay current cash income, federal income tax law requires the holder to include in income each year the portion of any original issue discount and other noncash income on such securities accrued during that year. In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code and avoid certain excise tax, the funds are required to make distributions of any original issue discount and other noncash income accrued for each year. Accordingly, the funds may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate a case to meet these distribution requirements.

Investment Policies

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the policies described below apply at the time a fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in a fund’s assets will not be considered in determining whether it has complied with its investment policies.

For purposes of a fund’s investment policies, the party identified as the “issuer” of a municipal security depends on the form and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an Industrial Development Bond, if the bond were backed only by the assets and revenues of a non-governmental user, the non-governmental user would be deemed the sole issuer. If, in either case, the creating government or some other entity were to guarantee the security, the guarantee would be considered a separate security and treated as an issue of the guaranteeing entity.

Fundamental Investment Policies

The funds’ fundamental investment policies are set forth below. These investment policies, a fund’s investment objective set forth in its prospectus, and a fund’s status as diversified may not be changed without approval of a majority of the outstanding votes of shareholders of a fund, as determined in accordance with the Investment Company Act.

Subject	Policy
Senior Securities	A fund may not issue senior securities, except as permitted under the Investment Company Act.
Borrowing
A fund may not borrow money, except that a fund may borrow for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33⅓% of the fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).

Lending
A fund may not lend any security or make any other loan if, as a result, more than 33⅓% of the fund’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities.

Real Estate
A fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

Concentration
A fund (except Focused Growth and Veedot) may not concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities).

Underwriting
A fund may not act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

Commodities
A fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

Control	A fund may not invest for purposes of exercising control over management.

For purposes of the investment policies relating to lending and borrowing, the funds have received an exemptive order from the SEC regarding an interfund lending program. Under the terms of the exemptive order, the funds may borrow money from or lend money to other American Century Investments-advised funds that permit such transactions. All such transactions will be subject to the limits for borrowing and lending set forth above. The funds will borrow money through the program only when the costs are equal to or lower than the costs of short-term bank loans. Interfund loans and borrowings normally extend only overnight, but can have a maximum duration of seven days. The funds will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The funds may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.  For purposes of the funds’ investment policy relating to borrowing, short positions held by the funds are not considered borrowings.

For purposes of the investment policy relating to concentration, a fund shall not purchase any securities that would cause 25% or more of the value of the fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that

(a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such obligations,

(b)	wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents,
(c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry, and
(d)	personal credit and business credit businesses will be considered separate industries.

Nonfundamental Investment Policies

In addition, the funds are subject to the following investment policies that are not fundamental and may be changed by the Board of Directors.

Subject	Policy
Leveraging	A fund may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.
Liquidity
A fund may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include repurchase agreements not entitling the holder to payment of principal and interest within seven days, and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

Short Sales
A fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin
A fund may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Futures and Options
A fund may enter into futures contracts and write and buy put and call options relating to futures contracts. A fund may not, however, enter into leveraged futures transactions if it would be possible for the fund to lose more than the notional value of the investment.

Issuers with Limited Operating Histories
A fund may invest in the equity securities of issuers with limited operating histories. See Investment in Issuers with Limited Operating Histories under Fund Investments and Risks. An issuer is considered to have a limited operating history if that issuer has a record of less than three years of continuous operation. Periods of capital formation, incubation, consolidations, and research and development may be considered in determining whether a particular issuer has a record of three years of continuous operation.

For purposes of the funds’ investment policy relating to leveraging, short positions held by the funds are not considered borrowings.

The Investment Company Act imposes certain additional restrictions upon the funds’ ability to acquire securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and upon transactions with affiliated persons as defined by the Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the funds or their investment practices or policies.

Temporary Defensive Measures

For temporary defensive purposes, each fund (except Balanced) may invest in securities that may not fit its investment objective or its stated market. During a temporary defensive period, a fund may invest a portion of its assets in money market, cash, cash-equivalents or other short-term securities.

Examples of those securities include:

•	securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;
•	commercial paper;
•	interest-bearing bank accounts or certificates of deposit;
•	short-term notes, bonds, or other debt instruments;
•	repurchase agreements; and
•	money market funds.

To the extent a fund assumes a defensive position, it will not be pursuing its investment objective.

Portfolio Turnover

The portfolio turnover rate of each fund for its most recent fiscal year is included in the Fund Summary section of that fund's prospectus.  The portfolio turnover rate for each fund's last five fiscal years (or a shorter period if the fund is less than five years old) is shown in the Financial Highlights tables in the prospectus. Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.

Capital Value Fund

The portfolio managers of Capital Value seek to minimize realized capital gains by keeping portfolio turnover low and generally holding portfolio investments for long periods. Because a higher turnover rate may increase taxable capital gains, the managers carefully weigh the potential benefits of short-term investing against the tax impact such investing would have on the fund’s shareholders. However, the portfolio managers may sell securities to realize losses that can be used to offset realized capital gains. They will take such actions when they believe the tax benefits from realizing losses offset the near-term investment potential of that security.

Other Funds

With respect to each other fund, the managers may sell securities without regard to the length of time the security has been held. Accordingly, each fund’s portfolio turnover rate may be substantial.

The portfolio managers intend to purchase a given security whenever they believe it will contribute to the stated objective of a particular fund. In order to achieve each fund’s investment objective, the managers may sell a given security regardless of the length of time it has been held in the portfolio, and regardless of the gain or loss realized on the sale. The managers may sell a portfolio security if they believe that the security is not fulfilling its purpose because, among other things, it did not live up to the managers’ expectations, because it may be replaced with another security holding greater promise, because it has reached its optimum potential, because of a change in the circumstances of a particular company or industry or in general economic conditions, or because of some combination of such reasons.

When a general decline in security prices is anticipated, the equity funds may decrease or eliminate entirely their equity positions and increase their cash positions, and when a general rise in price levels is anticipated, the equity funds may increase their equity positions and decrease their cash positions. However, it should be expected that the funds will, under most circumstances, be essentially fully invested in equity securities.

Because investment decisions are based on a particular security’s anticipated contribution to a fund’s investment objective, the managers believe that the rate of portfolio turnover is irrelevant when they determine that a change is required to pursue the fund’s investment objective. As a result, a fund’s annual portfolio turnover rate cannot be anticipated and may be higher than that of other mutual funds with similar investment objectives. Higher turnover would generate correspondingly greater brokerage commissions, which is a cost the funds pay directly. Portfolio turnover also may affect the character of capital gains realized and distributed by the fund, if any, because short-term capital gains are characterized as ordinary income.

Because the managers do not take portfolio turnover rate into account in making investment decisions, (1) the managers have no intention of maintaining any particular rate of portfolio turnover, whether high or low, and (2) the portfolio turnover rates in the past should not be considered as representative of the rates that will be attained in the future.

Variations in a fund’s portfolio turnover rate from year to year may be due to a fluctuating volume of shareholder purchase and redemption activity, varying market conditions, and/or changes in the managers’ investment outlook.

Disclosure of Portfolio Holdings

The advisor (ACIM) has adopted policies and procedures with respect to the disclosure of fund portfolio holdings and characteristics, which are described below.

Distribution to the Public

Full portfolio holdings for each fund will be made available for distribution 30 days after the end of each calendar quarter, and will be posted on americancentury.com at approximately the same time. This disclosure is in addition to the portfolio disclosure in annual and semi-annual shareholder reports, and on Form N-Q, which disclosures are filed with the Securities and Exchange Commission within 60 days of each fiscal quarter end and also posted on americancentury.com at the time the filings are made.

Top 10 holdings for each fund will be made available for distribution 30 days after the end of each month, and will be posted on americancentury.com at approximately the same time.

Portfolio characteristics that are derived from portfolio holdings but do not identify any specific security will be made available for distribution 15 days after the end of the period to which such data relates.  Characteristics that identify any specific security will be made available 30 days after the end of the period to which such data relates.  Characteristics in both categories will generally be posted on americancentury.com at approximately the time they are made available for distribution. Data derived from portfolio returns and any other characteristics not deemed confidential will be available for distribution at any time. The advisor may make determinations of confidentiality on a fund-by-fund basis, and may add or delete characteristics to or from those considered confidential at any time.

Any American Century Investments fund that sells securities short as an investment strategy will disclose full portfolio holdings only in annual and semi-annual shareholder reports and on Form N-Q.  These funds will make long holdings available for distribution 30 days after the end of each calendar quarter, but the funds will keep short holdings confidential.  Top 10 long holdings and portfolio characteristics will be made available for distribution in accordance with the policies set forth above.

So long as portfolio holdings are disclosed in accordance with the above parameters, the advisor makes no distinction among different categories of recipients, such as individual investors, institutional investors, intermediaries that distribute the funds’ shares, third-party service providers, rating and ranking organizations, and fund affiliates. Because this information is publicly available and widely disseminated, the advisor places no conditions or restrictions on, and does not monitor, its use. Nor does the advisor require special authorization for its disclosure.

Accelerated Disclosure

The advisor recognizes that certain parties, in addition to the advisor and its affiliates, may have legitimate needs for information about portfolio holdings and characteristics prior to the times prescribed above. Such accelerated disclosure is permitted under the circumstances described below.

Ongoing Arrangements

Certain parties, such as investment consultants who provide regular analysis of fund portfolios for their clients and intermediaries who pass through information to fund shareholders, may have legitimate needs for accelerated disclosure. These needs may include, for example, the preparation of reports for customers who invest in the funds, the creation of analyses of fund characteristics for intermediary or consultant clients, the reformatting of data for distribution to the intermediary’s or consultant’s clients, and the review of fund performance for ERISA fiduciary purposes.

In such cases, accelerated disclosure is permitted if the service provider enters an appropriate non-disclosure agreement with the funds’ distributor in which it agrees to treat the information confidentially until the public distribution date and represents that the information will be used only for the legitimate services provided to its clients (i.e., not for trading). Non-disclosure agreements require the approval of an attorney in the advisor’s legal department. The advisor’s compliance department receives quarterly reports detailing which clients received accelerated disclosure, what they received, when they received it and the purposes of such disclosure. Compliance personnel are required to confirm that an appropriate non-disclosure agreement has been obtained from each recipient identified in the reports.

Those parties who have entered into non-disclosure agreements as of July 20, 2011 are as follows:

•	American Fidelity Assurance Co.
•	Ameritas Life Insurance Corporation
•	Annuity Investors Life Insurance Company
•	Asset Services Company L.L.C.
•	AUL/American United Life Insurance Company
•	Bell Globemedia Publishing
•	Bellwether Consulting, LLC
•	Bidart & Ross
•	Callan Associates, Inc.
•	Calvert Asset Management Company, Inc.
•	Cambridge Financial Services, Inc.
•	Capital Cities, LLC
•	Charles Schwab & Co., Inc.
•	Cleary Gull Inc.
•	Commerce Bank, N.A.
•	Connecticut General Life Insurance Company
•	Consulting Services Group, LLC
•	Curcio Web LLC
•	Defined Contribution Advisors, Inc.
•	DWS Investments Distributors, Inc.
•	EquiTrust Life Insurance Company
•	Evaluation Associates, LLC
•	Evergreen Investment Management Company, LLC
•	Farm Bureau Life Insurance Company
•	First MetLife Investors Insurance Company
•	Fund Evaluation Group, LLC
•	The Guardian Life Insurance & Annuity Company, Inc.
•	Hammond Associates, Inc.
•	Hewitt Associates LLC
•	ICMA Retirement Corporation
•	ING Insurance Company of America
•	Iron Capital Advisors
•	J.P. Morgan Retirement Plan Services LLC
•	Jefferson National Life Insurance Company
•	John Hancock Financial Services, Inc.
•	Kansas City Life Insurance Company
•	Kmotion, Inc.
•	Liberty Life Insurance Company
•	The Lincoln National Life Insurance Company
•	Lipper Inc.
•	Marquette Associates

•	Massachusetts Mutual Life Insurance Company
•	Merrill Lynch
•	MetLife Investors Insurance Company
•	MetLife Investors Insurance Company of California
•	Midland National Life Insurance Company
•	Minnesota Life Insurance Company
•	Modern Woodmen of America
•	Morgan Keegan & Co., Inc.
•	Morgan Stanley Smith Barney LLC
•	Morningstar Associates LLC
•	Morningstar Investment Services, Inc.
•	National Life Insurance Company
•	Nationwide Financial
•	New England Pension Consultants
•	The Newport Group
•	Northwestern Mutual Life Insurance Co.
•	NYLIFE Distributors, LLC
•	Principal Life Insurance Company
•	Prudential Financial
•	RidgeWorth Capital Management, Inc.
•	Rocaton Investment Advisors, LLC
•	RogersCasey, Inc.
•	S&P Financial Communications
•	Security Benefit Life Insurance Co.
•	Slocum
•	SunTrust Bank
•	Symetra Life Insurance Company
•	Union Bank of California, N.A.
•	The Union Central Life Insurance Company
•	VALIC Financial Advisors Inc.
•	VALIC Retirement Services Company
•	Vestek Systems, Inc.
•	Wells Fargo Bank, N.A.

Once a party has executed a non-disclosure agreement, it may receive any or all of the following data for funds in which its clients have investments or are actively considering investment:

(1)	Full holdings quarterly as soon as reasonably available;
(2)	Full holdings monthly as soon as reasonably available;
(3)	Top 10 holdings monthly as soon as reasonably available; and
(4)	Portfolio characteristics monthly as soon as reasonably available.

The types, frequency and timing of disclosure to such parties vary. In most situations, the information provided pursuant to a non-disclosure agreement is limited to certain portfolio characteristics and/or top 10 holdings, which information is provided on a monthly basis. In limited situations, and when approved by a member of the legal department and responsible chief investment officer, full holdings may be provided.

Single Event Requests

In certain circumstances, the advisor may provide fund holding information on an accelerated basis outside of an ongoing arrangement with manager-level or higher authorization. For example, from time to time the advisor may receive requests for proposals (RFPs) from consultants or potential clients that request information about a fund’s holdings on an accelerated basis. As long as such requests are on a one-time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the advisor has reason to believe that the data will be used only for legitimate purposes and not for trading.

In addition, the advisor occasionally may work with a transition manager to move a large account into or out of a fund. To reduce the impact to the fund, such transactions may be conducted on an in-kind basis using shares of portfolio securities rather than cash. The advisor may provide accelerated holdings disclosure to the transition manager with little or no lag time to facilitate such transactions, but only if the transition manager enters into an appropriate non-disclosure agreement.

Service Providers

Various service providers to the funds and the funds’ advisor must have access to some or all of the funds’ portfolio holdings information on an accelerated basis from time to time in the ordinary course of providing services to the funds. These service providers include the funds’ custodian (daily, with no lag), auditors (as needed) and brokers involved in the execution of fund trades (as needed). Additional information about these service providers and their relationships with the funds and the advisor are provided elsewhere in this statement of additional information. In addition, the funds’ investment advisor may use analytical systems provided by third party data aggregators who have access to the funds’ portfolio holdings daily, with no lag. These data aggregators enter into non-disclosure agreements after authorization by an appropriate officer of the advisor.

Additional Safeguards

The advisor’s policies and procedures include a number of safeguards designed to control disclosure of portfolio holdings and characteristics so that such disclosure is consistent with the best interests of fund shareholders. First, the frequency with which this information is disclosed to the public, and the length of time between the date of the information and the date on which the information is disclosed, are selected to minimize the possibility of a third party improperly benefiting from fund investment decisions to the detriment of fund shareholders. Second, distribution of portfolio holdings information, including compliance with the advisor’s policies and the resolution of any potential conflicts that may arise, is monitored quarterly. Finally, the funds’ Board of Directors exercises oversight of disclosure of the funds’ portfolio securities. The board has received and reviewed a summary of the advisor’s policy and is informed on a quarterly basis of any changes to or violations of such policy detected during the prior quarter.

Neither the advisor nor the funds receive any compensation from any party for the distribution of portfolio holdings information.

The advisor reserves the right to change its policies and procedures with respect to the distribution of portfolio holdings information at any time. There is no guarantee that these policies and procedures will protect the funds from the potential misuse of holdings information by individuals or firms in possession of such information.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is the only director who is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	64	None
Andrea C. Hall (1945)	Director	Since 1997	Retired as advisor to the President, Midwest Research Institute (not-for-profit research organization) (June 2006)	64	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (full-service design-build construction company) (2004 to 2006)	64	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager); Chief Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)	64	Saia, Inc. and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	64	None
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	64	DST Systems Inc., Euronet Worldwide Inc., and Charming Shoppes, Inc.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5Years
John R. Whitten (1946)	Director	Since 2008	Project Consultant, Celanese Corp. (industrial chemical company)	64	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Advisory Director	Since 2011	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	64	Applied Industrial Technology (2001 to 21010)
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	104	None

Qualifications of Directors

Generally, no one factor was decisive in the selection of the directors to the board. Qualifications considered by the board to be important to the selection and retention of directors include the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s educational background and accomplishments; (iii) the individual’s experience and expertise performing senior policy-making functions in business, government, education, accounting, law and/or administration; (iv) how the individual’s expertise and experience would contribute to the mix of relevant skills and experience on the board; (v) the individual’s ability to work effectively with the other members of the board; and (vi) the individual’s ability and willingness to make the time commitment necessary to serve as an effective director. In addition, the individuals’ ability to review and critically evaluate information, their ability to evaluate fund service providers, their ability to exercise good business judgment on behalf of fund shareholders, their prior service on the board, and their familiarity with the funds are considered important assets.

When assessing potential new directors, the board has a policy of considering individuals from various and diverse backgrounds. Such diverse backgrounds may include differences in professional experience, education, individual skill sets and other individual attributes. Additional information about each director’s individual educational and professional experience (supplementing the information provided in the table above) follows and was considered as part of his or her nomination to, or retention on, the board.

Thomas A. Brown: BS in Mechanical Engineering, University of Kansas; formerly, Chief Executive Officer, Associated Bearings Company; formerly, Area Vice President, Applied Industrial Technologies (bearings and power transmission company)

Andrea C. Hall: BS in Biology, Florida State University; PhD in Biology, Georgetown University; formerly, Senior Vice President and Director of Research Operations, Midwest Research Institute

Jan M. Lewis: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; 20 years of experience with Butler Manufacturing Company and its subsidiaries

James A. Olson: BS in Business Administration and MBA, St. Louis University; CPA; 21 years of experience as a partner in the accounting firm of Ernst & Young LLP

Donald H. Pratt: BS in Industrial Engineering, Wichita State University; MBA, Harvard Business School; serves on the Board of Governors of the Independent Directors Council and Investment Company Institute; formerly, Chairman of the Board, Butler Manufacturing Company (metal buildings producer)

M. Jeannine Strandjord: BS in Business Administration and Accounting, University of Kansas; CPA; formerly, Senior Vice President, Process Excellence, Sprint Corporation (telecommunications company) (January 2005 to September 2005); formerly, Senior Vice President of Financial Services and Treasurer and Chief Financial Officer, Global Markets Group; Sprint Corporation; formerly, with the accounting firm of Ernst and Whinney

Jonathan S. Thomas: BA in Economics, University of Massachusetts; MBA, Boston College; formerly held senior leadership roles with Fidelity Investments, Boston Financial Services, Bank of America and Morgan Stanley; serves on the Board of Governors of the Investment Company Institute

John R. Whitten: BS in Business Administration, Cleveland State University; CPA; formerly, Chief Financial Officer and Treasurer, Applied Industrial Technologies, Inc.; thirteen years of experience with accounting firm Deloitte & Touche LLP

Stephen E. Yates: BS and MS in Industrial Engineering, University of Alabama; formerly, President, USAA Information Technology Company (financial services); 33 years of experience in Information Technology

Responsibilities of the Board

The board is responsible for overseeing the advisor’s management and operations of the funds pursuant to the management agreements. Directors also have significant responsibilities under the federal securities laws. Among other things, they:

•	oversee the performance of the funds;
•	oversee the quality of the advisory and shareholder services provided by the advisor and other service providers to the funds;
•	review annually the fees paid to the advisor for their services;
•	monitor potential conflicts of interest between the funds and the advisor;
•	oversee custody of assets and the valuation of securities; and
•	oversee the funds' compliance program.

In performing their duties, board members receive detailed information about the funds, the advisor and other service providers to the funds regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The directors’ role is to provide oversight and not to provide day-to-day management.

The board has all powers necessary or convenient to carry out its responsibilities. Consequently, the board may adopt bylaws providing for the regulation and management of the affairs of the funds and may amend and repeal them to the extent that such bylaws do not reserve that right to the funds’ shareholders. They may increase or reduce the number of board members and may, subject to the Investment Company Act, fill board vacancies. Board members also may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may establish and terminate committees consisting of two or more directors who may exercise the powers and authority of the board as determined by the directors. They may, in general, delegate such authority as they consider desirable to any officer of the funds, to any board committee and to any agent or employee of the funds or to any custodian, transfer agent, investor servicing agent, principal underwriter or other service provider for a fund.

To communicate with the board, or a member of the board, a shareholder should send a written communication addressed to the attention of the corporate secretary (the “Corporate Secretary”) at American Century funds, P.O. Box 418210, Kansas City, Missouri 64141-9210. Shareholders who prefer to communicate by email may send their comments to corporatesecretary@americancentury.com. The Corporate Secretary will forward all such communications to each member of the Compliance and Shareholder Services Committee, or if applicable, the individual director(s) and/or committee chair named in the correspondence. However, if a shareholder communication is addressed exclusively to the funds’ independent directors, the Corporate Secretary will forward the communication to the Compliance and Shareholder Services Committee chair, who will determine the appropriate action.

Board Leadership Structure and Standing Board Committees

Donald H. Pratt currently serves as the independent chairman of the board and has served in such capacity since 2005. Of the board’s members, Jonathan S. Thomas is the only member who is an “interested person” as that term is defined in the Investment Company Act. The remaining members are independent directors. The independent directors meet separately, as needed and at least in conjunction with each quarterly meeting of the board, to consider a variety of matters that are scheduled to come before the board and meet periodically with the funds’ Chief Compliance Officer and fund auditors. They are advised by independent legal counsel. No independent director may serve as an officer or employee of a fund. The board has also established several committees, as described below. Each committee is comprised solely of independent directors, except the Executive Committee. The board believes that the current leadership structure, with independent directors filling all but one position on the board, with an independent director serving as chairman of the board, and with the board committees comprised only of independent directors (with the exception of the Executive Committee), is appropriate and allows for independent oversight of the funds.

The board has an Audit Committee that approves the funds’ (or corporation’s) engagement of the independent registered public accounting firm and recommends approval of such engagement to the independent directors. The committee also oversees the activities of the accounting firm, receives regular reports regarding fund accounting, oversees securities valuation (approving the funds’ valuation policy and receiving reports regarding instances of fair valuation thereunder) and receives regular reports from the advisor’s internal audit department. The committee currently consists of Andrea C. Hall (chair), James A. Olson, M. Jeannine Strandjord and Stephen Yates. It met four times during the fiscal year ended October 31, 2010.

The board has a Governance Committee that is responsible for reviewing board procedures and committee structures. The committee also considers and recommends individuals for nomination as directors, and may recommend the creation of new committees. The names of potential director candidates may be drawn from a number of sources, including recommendations from members of the board, management (in the case of interested directors only) and shareholders. Shareholders may submit director nominations at any time to the Corporate Secretary, American Century funds, P.O. Box 418210, Kansas City, MO 64141-9210. When submitting nominations, shareholders should include the name, age and address of the candidate, as well as a detailed resume of the candidate’s qualifications and a signed statement from the candidate of his/her willingness to serve on the board. Shareholders submitting nominations should also include information concerning the number of fund shares and length of time held by the shareholder, and if applicable, similar information for the potential candidate. All nominations submitted by shareholders will be forwarded to the chair of the Governance Committee for consideration. The Corporate Secretary will maintain copies of such materials for future reference by the committee when filling board positions.

If this process yields more than one desirable candidate, the committee will rank them by order of preference depending on their qualifications and the funds’ needs. The candidate(s) may then be contacted to evaluate their interest and be interviewed by the full committee. Based upon its evaluation and any appropriate background checks, the committee will decide whether to recommend a candidate’s nomination to the board.

The Governance Committee also may recommend the creation of new committees, evaluate the membership structure of new and existing committees, consider the frequency and duration of board and committee meetings and otherwise evaluate the responsibilities, processes, resources, performance and compensation of the board. The committee currently consists of James A. Olson (chair), Thomas A. Brown, Andrea C. Hall, and Donald H. Pratt. None of its members are “interested persons” as that term is defined in the Investment Company Act. It met three times during the fiscal year ended October 31, 2010.

The board also has a Compliance and Shareholder Services Committee, which reviews the results of the funds’ compliance testing program, meets regularly with the funds’ Chief Compliance Officer, reviews shareholder communications, reviews quarterly reports regarding the quality of shareholder service provided by the advisor, and monitors implementation of the funds’ Code of Ethics. The committee currently consists of John R. Whitten (chair), Thomas A. Brown, Jan M. Lewis and Donald H. Pratt. It met four times during the fiscal year ended October 31, 2010.

The board has a Fund Performance Review Committee that meets quarterly to review the investment activities and strategies used to manage fund assets and monitor investment performance. The committee regularly receives reports from the advisor’s chief investment officer, portfolio managers and other investment personnel concerning the funds’ efforts to achieve their investment objectives. The committee also receives information regarding fund trading activities and monitors derivative usage. The Committee does not review individual security selections. It currently consists of all of the independent directors with M. Jeannine Strandjord serving as chair. The committee met four times during the fiscal year ended October 31, 2010.

Finally, the board has an Executive Committee that performs the functions of the board between board meetings, subject to the limitations on its power set out in the Maryland General Corporation Law and except for matters requiring the action of the entire board under the Investment Company Act. The committee currently consists of Donald H. Pratt (chair), Jonathan S. Thomas and M. Jeannine Strandjord. It did not meet during the fiscal year ended October 31, 2010.

Risk Oversight by the Board

As previously disclosed, the board oversees the advisor’s management of the funds and meets at least quarterly with management of the advisor to review reports and receive information regarding fund operations. Risk oversight relating to the funds is one component of the board’s oversight and is undertaken in connection with the duties of the board. As described above, the board’s committees assist the board in overseeing various types of risks relating to the funds, including, but not limited to, investment risk, operational risk and enterprise risk. The board receives regular reports from each committee regarding the committee’s areas of oversight responsibility and, through those reports and its regular interactions with management of the advisor during and between meetings, analyzes, evaluates, and provides feedback on the advisor’s risk management processes. In addition, the board receives information regarding, and has discussions with senior management of the advisor about, the advisor’s enterprise risk management systems and strategies, including an annual review of the advisor’s risk management practices. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the board, or that the advisor’s risk management systems and strategies, and the board’s oversight thereof, will mitigate all elements of risk, or even all elements of material risk to the funds.

Board Compensation

Each independent director receives compensation for service as a member of the board based on a schedule that takes into account the number of meetings attended and the assets of the funds for which the meetings are held. None of the interested directors or officers of the funds receives compensation from the funds. Under the terms of each management agreement with the advisor, the funds are responsible for paying such fees and expenses. For the fiscal year ended October 31, 2010, the funds and the American Century family of funds paid the independent directors the amounts shown in the following table. Because Jan M. Lewis and Mr. Yates were not directors on October 31, 2010, they are not included in the table below.

Name of Director	Total Compensation from the Funds(1)	Total Compensation from the American Century Investments Family of Funds(2)
Thomas A. Brown	$79,113	$186,278
Andrea C. Hall, Ph.D.	$79,764	$187,778
James A. Olson	$80,161	$188,778
Donald H. Pratt	$91,633	$215,778
Gale E. Sayers(3)	$50,381	$117,534
M. Jeannine Strandjord	$79,773	$187,778
John R. Whitten	$79,329	$186,778

1
Includes compensation paid to the directors for the fiscal year ended October 31, 2010, and also includes amounts deferred at the election of the directors under the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan.

2
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $27,456; Dr. Hall, $41,356; Mr. Olson, $137,278; Mr. Pratt, $24,192; Mr. Sayers, $117,534; Ms. Strandjord, $0; and Mr. Whitten $125,278.

3	Mr. Sayers resigned from the board on June 7, 2010.

None of the funds currently provides any pension or retirement benefits to the directors except pursuant to the American Century Mutual Funds’ Independent Directors’ Deferred Compensation Plan adopted by the corporation. Under the plan, the independent directors may defer receipt of all or any part of the fees to be paid to them for serving as directors of the funds. All deferred fees are credited to accounts established in the names of the directors. The amounts credited to each account then increase or decrease, as the case may be, in accordance with the performance of one or more American Century funds selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Directors are allowed to change their designation of funds from time to time.

No deferred fees are payable until such time as a director resigns, retires or otherwise ceases to be a member of the board. Directors may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a director, all remaining deferred fee account balances are paid to the director’s beneficiary or, if none, to the director’s estate.

The plan is an unfunded plan and, accordingly, the funds have no obligation to segregate assets to secure or fund the deferred fees. To date, the funds have voluntarily funded their obligations. The rights of directors to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the funds. The plan may be terminated at any time by the administrative committee of the plan. If terminated, all deferred fee account balances will be paid in a lump sum.

Ownership of Fund Shares

The directors owned shares in the funds as of December 31, 2010 as shown in the table below. Because Jan M. Lewis was not a director on December 31, 2010, she is not included in the table below.

Name of Directors
	Jonathan S. Thomas(1)	Thomas A. Brown(1)	Andrea C. Hall, Ph.D.(1)	James A. Olson
Dollar Range of Equity Securities in the Funds:
All Cap Growth	A	A	A	A
Balanced	A	A	C	A
Capital Value	A	A	A	A
Focused Growth	C	A	A	A
Fundamental Equity	C	A	A	A
Growth	E	C	D	A
Heritage	B	A	A	E
New Opportunities	A	A	A	A
NT Growth	A	A	A	A
NT Vista	A	A	A	A
Select	B	A	A	E
Small Cap Growth	E	A	C	A
Ultra	B	A	C	A
Veedot	B	A	A	A
Vista	B	A	E	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Name of Directors
	Donald H. Pratt(1)	M. Jeannine Strandjord(1)	John R. Whitten(1)
Dollar Range of Equity Securities in the Funds:
All Cap Growth	A	A	A
Balanced	A	A	A
Capital Value	A	A	A
Focused Growth	A	A	A
Fundamental Equity	A	A	A
Growth	C	D	A
Heritage	E	A	A
New Opportunities	A	A	A
NT Growth	A	A	A
NT Vista	A	A	A
Select	A	A	A
Small Cap Growth	C	A	A
Ultra	C	D	A
Veedot	A	A	A
Vista	A	B	A
Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies	E	E	E

Ranges: A—none, B—$1-$10,000, C—$10,001-$50,000, D—$50,001-$100,000, E—More than $100,000

1	This director owns shares of one or more registered investment companies in the American Century Investments family of funds that are not overseen by this board.

Director’s Indirect Interest in Transactions with ACS

On December 23, 1999, ACS, an affiliate of the advisor, entered into an agreement with DST Systems, Inc. (DST) under which DST would provide back office software and support services for transfer agency services provided by ACS. ACS pays DST fees based in part on the number of accounts and the number and type of transactions processed for those accounts. For the twelve months ended December 31, 2010, DST received $18,845,528 in fees from ACS. DST’s revenue for the calendar year ended December 31, 2010, was approximately $2.3 billion.

Ms. Strandjord is a director of DST and a holder of 22,598 shares and possesses options to acquire an additional 53,891 shares of DST common stock, the sum of which is less than one percent (1%) of the shares outstanding. Because of her official duties as a director of DST, she may be deemed to have an “indirect interest” in the agreement. However, the board was not required to nor did they approve or disapprove the agreement, since the provision of the services covered by the agreement is within the discretion of ACS. DST was chosen by ACS for its industry-leading role in providing cost-effective back office support for mutual fund service providers such as ACS. DST is the largest mutual fund transfer agent, servicing more than 113.7 million mutual fund accounts on its shareholder recordkeeping system. Ms. Strandjord’s role as a director of DST was not considered by ACS; she was not involved in any way with the negotiations between ACS and DST; and her status as a director of either DST or the funds was not a factor in the negotiations. The board and counsel to the independent directors of the funds have concluded that the existence of this agreement does not impair Ms. Strandjord’s ability to serve as an independent director under the Investment Company Act.

Beneficial Ownership of Affiliates by Independent Directors

No independent director or his or her immediate family members beneficially owned shares of the advisor, the funds’ principal underwriter or any other person directly or indirectly controlling, controlled by, or under common control with the advisor or the funds’ principal underwriter as of December 31, 2010.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC (February 2006 to February 2007); Executive Vice President, ACC (November 2005 to February 2007). Also serves as: Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Executive Vice President since 2007
Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007); Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as: Manager, ACS and Director, ACC and certain ACC subsidiaries

Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000
Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American Century funds (July 2000 to August 2006). Also serves as: Senior Vice President, ACS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present); Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

Robert J. Leach (1966)	Vice President, Treasurer and Chief Financial Officer since 2006	Vice President, ACS (February 2000 to present); and Controller, various American Century funds (1997 to September 2006)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Code of Ethics

The funds, their investment advisor, principal underwriter and, if applicable, subadvisor have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. They permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the funds, provided that they first obtain approval from the compliance department before making such investments.

Proxy Voting Guidelines

The advisor is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. In exercising its voting obligations, the advisor is guided by general fiduciary principles. It must act prudently, solely in the interest of the funds, and for the exclusive purpose of providing benefits to them. The advisor attempts to consider all factors of its vote that could affect the value of the investment. The funds’ Board of Directors has approved the advisor’s proxy voting guidelines to govern the advisor’s proxy voting activities.

The advisor and the board have agreed on certain significant contributors to shareholder value with respect to a number of matters that are often the subject of proxy solicitations for shareholder meetings. The proxy voting guidelines specifically address these considerations and establish a framework for the advisor’s consideration of the vote that would be appropriate for the funds. In particular, the proxy voting guidelines outline principles and factors to be considered in the exercise of voting authority for proposals addressing:

•	Election of Directors
•	Ratification of Selection of Auditors
•	Equity-Based Compensation Plans
■ Anti-Takeover Proposals
■ Cumulative Voting
■ Staggered Boards
■ “Blank Check” Preferred Stock
■ Elimination of Preemptive Rights
■ Non-targeted Share Repurchase
■ Increase in Authorized Common Stock
■ “Supermajority” Voting Provisions or Super Voting Share Classes
■ “Fair Price” Amendments
■ Limiting the Right to Call Special Shareholder Meetings
■ Poison Pills or Shareholder Rights Plans
■ Golden Parachutes
■ Reincorporation
■ Confidential Voting
■ Opting In or Out of State Takeover Laws
•	Shareholder Proposals Involving Social, Moral or Ethical Matters
•	Anti-Greenmail Proposals
•	Changes to Indemnification Provisions
•	Non-Stock Incentive Plans
•	Director Tenure
•	Directors’ Stock Options Plans
•	Director Share Ownership

Finally, the proxy voting guidelines establish procedures for voting of proxies in cases in which the advisor may have a potential conflict of interest. Companies with which the advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which American Century Investments votes on matters for the funds. To ensure that such a conflict of interest does not affect proxy votes cast for the funds, all discretionary (including case-by-case) voting for these companies will be voted in direct consultation with a committee of the independent directors of the funds.

In addition, to avoid any potential conflict of interest that may arise when one American Century Investments fund owns shares of another American Century Investments fund, the advisor will “echo vote” such shares, if possible. That is, it will vote the shares in the same proportion as the vote of all other holders of the shares. Shares of American Century Investments “NT” funds will be voted in the same proportion as the vote of the shareholders of the corresponding American Century Investments policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of Growth Fund shareholders. In all other cases, the shares will be voted in direct consultation with a committee of the independent directors of the voting fund.

A copy of the advisor’s proxy voting guidelines and information regarding how the advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available on the About Us page at americancentury.com. The advisor’s proxy voting record also is available on the SEC’s website at sec.gov.

The Funds’ Principal Shareholders

A list of the funds’ principal shareholders appears in Appendix A.

Service Providers

The funds have no employees. To conduct the funds’ day-to-day activities, the corporation has hired a number of service providers. Each service provider has a specific function to fill on behalf of the funds that is described below.

ACIM, ACS and ACIS are wholly owned, directly or indirectly, by ACC. A trust (the Stowers Trust) holds shares that represent approximately 40% of the combined voting power of ACC. Under the Investment Company Act, this is presumed to represent control even though it is less than a majority interest. Richard W. Brown serves as trustee of the Stowers Trust. Mr. Brown also serves as chairman of the Boards of Directors of ACC, Stowers Resource Management, Inc. (SRM) and of the Stowers Institute for Medical Research (SIMR). SRM and SIMR are part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments and prevention of disease (the Stowers Group of Companies). The organization's endowment also holds ACC stock. As trustee, Mr. Brown has the responsibility to manage the affairs of the Stowers Trust, which include managing the Stowers Trust property, distributing income to its beneficiaries, voting the shares of ACC stock held by the Stowers Trust, and complying with the Stowers Trust agreement’s dispositive provisions upon the occurrence of specific events. Pursuant to the terms of the Stowers Trust agreement, the ultimate beneficiary of the Stowers Trust, including the ACC stock held by the Stowers Trust, is SIMR, SRM or another tax-exempt member of the Stowers Group of Companies.

Investment Advisor

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

For services provided to each fund, the advisor receives a unified management fee based on a percentage of the daily net assets of each class of shares of the fund. For more information about the unified management fee, see The Investment Advisor under the heading Management in each fund’s prospectus. The amount of the fee is calculated daily and paid monthly in arrears. For each fund with a stepped fee schedule, the rate of the fee is determined by applying the formula indicated in the table below. This formula takes into account the assets of the fund as well as certain assets, if any, of other clients of the advisor outside the American Century Investments fund family (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). For a fund with a corresponding NT fund, strategy assets for both funds also include the assets of the other. The use of strategy assets, rather than fund assets, in calculating the fee rate for a particular fund could allow the fund to realize scheduled cost savings more quickly. However, it is possible that a fund’s strategy assets will not include assets of other client accounts or that any such assets may not be sufficient to result in a lower fee rate. The management fee schedules for the funds appear below.

Fund	Class	Percentage of Strategy Assets
All Cap Growth	Investor, A, C and R	1.000%
	Institutional	0.800%
Balanced	Investor	0.900% of first $1 billion 0.800% over $1 billion
	Institutional	0.700% of first $1 billion 0.600% over $1 billion
Capital Value	Investor and A	1.10% of first $500 million 1.00% of next $500 million 0.90% over $1 billion
	Institutional	0.90% of first $500 million 0.80% of next $500 million 0.70% over $1 billion

Fund	Class	Percentage of Strategy Assets
Focused Growth	Investor, A, B, C and R
1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fundamental Equity	Investor, A, B, C and R
1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fund	Class	Percentage of Strategy Assets
Growth	Investor, A, C, and R
1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

	Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Heritage	Investor, A, B, C and R	1.000%
	Institutional	0.800%
New Opportunities	Investor, A, C and R	1.50% of the first $250 million 1.25% of next $250 million 1.15% of next $250 million 1.10% over $750 million
	Institutional	1.30% of the first $250 million 1.05% of next $250 million 0.95% of next $250 million 0.90% over $750 million
NT Growth	Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

NT Vista	Institutional	0.800%

Fund	Class	Percentage of Strategy Assets
Select	Investor, A, B, C and R
1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Small Cap Growth	Investor, A, B, C and R	1.50% of the first $250 million 1.25% of next $250 million 1.15% of next $250 million 1.10% over $750 million
	Institutional	1.30% of the first $250 million 1.05% of next $250 million 0.95% of next $250 million 0.90% over $750 million
Ultra	Investor, A, B, C and R
1.000% of first $2 billion
0.995% of next $2 billion
0.980% of next $2 billion
0.970% of next $2 billion
0.960% of next $2 billion
0.950% of next $2 billion
0.940% of next $2 billion
0.930% of next $2 billion
0.920% of next $2 billion
0.910% of next $2 billion
0.900% of next $5 billion
0.800% over $25 billion

Institutional
0.800% of first $2 billion
0.795% of next $2 billion
0.780% of next $2 billion
0.770% of next $2 billion
0.760% of next $2 billion
0.750% of next $2 billion
0.740% of next $2 billion
0.730% of next $2 billion
0.720% of next $2 billion
0.710% of next $2 billion
0.700% of next $5 billion
0.600% over $25 billion

Fund	Class	Percentage of Strategy Assets
Veedot	Investor	1.250% of first $500 million 1.100% of next $500 million 1.000% over $1 billion
	Institutional	1.050% of first $500 million 0.900% of next $500 million 0.800% over $1 billion
Vista	Investor, A, C and R	1.000%
	Institutional	0.800%

On each calendar day, each class of each fund accrues a management fee that is equal to the class’s management fee rate (as calculated pursuant to the above schedules) times the net assets of the class divided by 365 (366 in leap years). On the first business day of each month, the funds pay a management fee to the advisor for the previous month. The management fee is the sum of the daily fee calculations for each day of the previous month.

The management agreement between the corporation and the advisor shall continue in effect for a period of two years from its effective date (unless sooner terminated in accordance with its terms) and shall continue in effect from year to year thereafter for each fund so long as such continuance is approved at least annually by:

(1)	either the fund’s Board of Directors, or a majority of the outstanding voting securities of such fund (as defined in the Investment Company Act) and
(2)
the vote of a majority of the directors of the fund who are not parties to the agreement or interested persons of the advisor, cast in person at a meeting called for the purpose of voting on such approval.

The management agreement states that the funds’ Board of Directors or a majority of the outstanding voting securities of each class of such fund may terminate the management agreement at any time without payment of any penalty on 60 days’ written notice to the advisor. The management agreement shall be automatically terminated if it is assigned.

The management agreement states the advisor shall not be liable to the funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The management agreement also provides that the advisor and its officers, directors and employees may engage in other business, render services to others, and devote time and attention to any other business whether of a similar or dissimilar nature.

Certain investments may be appropriate for the funds and also for other clients advised by the advisor. Investment decisions for the funds and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment and the size of their investment generally. A particular security may be bought or sold for only one client or fund, or in different amounts and at different times for more than one but less than all clients or funds. A particular security may be bought for one client or fund on the same day it is sold for another client or fund, and a client or fund may hold a short position in a particular security at the same time another client or fund holds a long position. In addition, purchases or sales of the same security may be made for two or more clients or funds on the same date. The advisor has adopted procedures designed to ensure such transactions will be allocated among clients and funds in a manner believed by the advisor to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a fund.

The advisor may aggregate purchase and sale orders of the funds with purchase and sale orders of its other clients when the advisor believes that such aggregation provides the best execution for the funds. The Board of Directors has approved the policy of the advisor with respect to the aggregation of portfolio transactions. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. The advisor will not aggregate portfolio transactions of the funds unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the funds and the terms of the management agreement. The advisor receives no additional compensation or remuneration as a result of such aggregation.

Unified management fees incurred by each fund for the fiscal periods ended October 31, 2010, 2009 and 2008, are indicated in the following tables.

Unified Management Fees
Fund	2010		2009	2008
All Cap Growth	$8,965,614		$7,483,126	$12,209,669
Balanced	$4,336,889		$3,874,118	$5,100,209
Capital Value	$1,753,239	(1)	$1,788,973	$3,839,144
Focused Growth	$131,270		$101,335	$122,232
Fundamental Equity	$2,076,188		$2,294,905	$3,829,383
Growth	$47,099,288		$32,113,041	$39,862,749
Heritage	$23,980,129		$16,951,512	$26,737,488
New Opportunities	$2,031,657		$1,753,866	$3,255,975
NT Growth	$2,122,695		$1,150,004	$713,028
NT Vista	$999,873		$525,965	$337,299
Select	$16,812,330		$14,766,888	$22,788,211
Small Cap Growth	$5,425,678		$5,471,917	$7,322,789
Ultra	$57,661,652		$50,306,192	$81,238,791
Veedot	$1,012,749		$1,028,824	$1,972,537
Vista	$21,260,389		$20,689,057	$31,090,495

1	Amount shown reflects waiver by advisor of $37,290 in management fees.

Portfolio Managers

Accounts Managed

The portfolio managers are responsible for the day-to-day management of various accounts, as indicated by the following table. None of these accounts have an advisory fee based on the performance of the account.

Accounts Managed (As of October 31, 2010)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Justin M. Brown	Number of Accounts	1	0	2
	Assets	$193.2 million(1)	N/A	$46.8 million
Bradley J. Eixmann	Number of Accounts	4	0	0
	Assets	$2.6 billion(2)	N/A	N/A
Matthew Ferretti	Number of Accounts	2	0	0
	Assets	$549.0 million(3)	N/A	N/A
Robert Gahagan	Number of Accounts	18	2	1
	Assets	$19.4 million(4)	$179.6 million	$327.1 million
Brendan Healy	Number of Accounts	5	0	3
	Assets	$1.6 billion(5)	N/A	$80.4 million
David M. Hollond	Number of Accounts	5	0	1
	Assets	$4.5 billion(6)	N/A	$2.1 million
Brian Howell	Number of Accounts	17	2	2
	Assets	$17.7 billion(4)	$179.6 million	$950.3 million
Keith Lee	Number of Accounts	3	0	0
	Assets	$8.0 billion(7)	N/A	N/A
E. A. Prescott LeGard	Number of Accounts	7	2	8
	Assets	$9.3 billion(8)	$40.0 million	$1.4 billion
Michael Li	Number of Accounts	3	0	0
	Assets	$8.0 billion(7)	N/A	N/A
David MacEwen	Number of Accounts	9	1	1
	Assets	$9.3 billion(4)	$33.2 million	$327.1 million
William Martin	Number of Accounts	9	1	2
	Assets	$4.7 billion(4)	$33.2 million	$3.5 million
Claudia Musat	Number of Accounts	5	1	2
	Assets	$3.1 billion(4)	$33.2 million	$3.7 million
Michael Orndorff	Number of Accounts	1	0	1
	Assets	$959.8 million(9)	N/A	$2.1 million
Stephen Pool	Number of Accounts	4	1	1
	Assets	$107.0 million(10)	$146.4 million	$1.0 million
Joseph Reiland	Number of Accounts	2	0	1
	Assets	$206.7 million(11)	N/A	$1.0 million

Accounts Managed (As of October 31, 2010)
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
John Small, Jr.	Number of Accounts	4	1	1
	Assets	$107.0 million(10)	$146.4 million	$1.0 million
Stafford Southwick	Number of Accounts	2	0	0
	Assets	$549.0 million(3)	N/A	N/A
Matt Titus	Number of Accounts	5	0	3
	Assets	$1.6 billion(5)	N/A	$80.4 million
Bryan Unterhalter	Number of Accounts	4	0	0
	Assets	$2.6 billion(2)	N/A	N/A
Greg Walsh	Number of Accounts	4	0	0
	Assets	$3.6 billion(12)	N/A	N/A
Gregory J. Woodhams	Number of Accounts	8	2	9
	Assets	$9.4 billion(13)	$40.0 million	$1.4 billion

1	Includes $193.2 million in Fundamental Equity.

2	Includes $161.5 million in NT Vista and $2.1 billion in Vista.

3	Includes $147.1 million in New Opportunities and $402.0 million in Small Cap Growth.

4	Includes $493.6 million in Balanced.

5	Includes $145.2 million in Capital Value.

6	Includes $2.9 billion in Heritage and $959.8 million in All Cap Growth.

7	Includes $1.7 billion in Select and $6.0 billion in Ultra.

8	Includes $193.2 million in Fundamental Equity, $5.9 billion in Growth and $340.4 million in NT Growth.

9	Includes $959.8 million in All Cap Growth.

10	Includes $81.5 million in Veedot.

11	Includes $13.5 million in Focused Growth and $193.2 million in Fundamental Equity.

12	Includes $2.9 billion in Heritage.

13	Includes $13.5 million in Focused Growth, $193.2 million in Fundamental Equity, $5.9 billion in Growth and $340.4 million in NT Growth.

Potential Conflicts of Interest

Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century Investments has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century Investments client portfolios is organized according to investment discipline. Investment disciplines include, for example, core equity, small- and mid-cap growth, large-cap growth, value, international, fixed-income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century Investments’ trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century Investments may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century Investments has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century Investments has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed-income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed-income order management system.

Finally, investment of American Century Investments’ corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century Investments has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century Investments to the detriment of client portfolios.

Compensation

American Century Investments portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. As of October 31, 2010, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

Base Salary

Portfolio managers receive base pay in the form of a fixed annual salary.

Bonus

A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. Fund investment performance is generally measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups, such as those indicated below. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods.

Fund	Benchmarks	Peer Group (1)
All Cap Growth	Russell 3000 Growth Index	Lipper Multi-Cap Growth
Balanced	S&P 500 Index Barclays Capital US Aggregate Bond Index	Morningstar Moderate Allocation
Capital Value	Russell 1000 Value Index	Morningstar Large Value
Focused Growth	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Fundamental Equity	S&P 500 Index	Morningstar Large-Cap Blend
Growth	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Heritage	Russell Midcap Growth Index	Morningstar Mid-Cap Growth
New Opportunities	Russell 2500 Growth Index	Morningstar Small- and Mid-Cap Growth
NT Growth(2)	N/A	N/A
NT Vista(2)	N/A	N/A
Select	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Small Cap Growth	Russell 2000 Growth Index	Morningstar Small-Cap Growth
Ultra	Russell 1000 Growth Index	Morningstar Large-Cap Growth
Veedot	Russell 3000 Index	Morningstar Small-Cap Growth Morningstar Small-Cap Blend Morningstar Mid-Cap Growth Morningstar Mid-Cap Blend Morningstar Large-Cap Growth Morningstar Large-Cap Blend
Vista	Russell Midcap Growth Index	Morningstar Mid-Cap Growth

1
Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

2	Performance of NT Growth and NT Vista is not separately considered in determining portfolio manager compensation.

Portfolio managers may have responsibility for multiple American Century Investments mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility. Portfolio managers also may have responsibility for other types of similarly managed portfolios. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century Investments mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund.

A second factor in the bonus calculation relates to the performance of a number of American Century Investments funds managed according to one of the following investment styles: U.S. growth, U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

A portion of portfolio managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans

Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans

Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century Investments mutual funds in which the portfolio manager chooses to invest them.

Ownership of Securities

The following table indicates the dollar range of securities of each fund beneficially owned by the fund’s portfolio managers as of October 31, 2010, the fund’s most recent fiscal year end.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
All Cap Growth
David M. Hollond	A
Michael Orndorff	C
Balanced
Robert V. Gahagan(1)	A
Brian Howell(1)	A
G. David MacEwen(1)	A
William Martin(1)	A
Claudia Musat(1)	A
Capital Value
Brendan Healy	E
Matt Titus	A
Focused Growth
Joseph Reiland	C
Gregory J. Woodhams	E
Fundamental Equity
Justin M. Brown	C
E. A. Prescott LeGard	C
Joseph Reiland	C
Gregory J. Woodhams	C
Growth
E. A. Prescott LeGard	F
Gregory J. Woodhams	F
Heritage
David M. Hollond	E
Greg Walsh	D
New Opportunities
Matthew Ferretti	C
Stafford Southwick	E

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
NT Growth
E. A. Prescott LeGard(2)	A
Gregory J. Woodhams(2)	A
NT Vista
Bradley J. Eixmann(2)	A
Bryan Unterhalter(2)	A
Select
Keith Lee	E
Michael Li	E
Small Cap Growth
Matthew Ferretti	D
Stafford Southwick	E
Ultra
Keith Lee	C
Michael Li	D
Veedot
Stephen Pool	C
John Small, Jr.	E
Vista
Bradley J. Eixmann	E
Bryan Unterhalter	C

Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

1	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

2	The portfolio managers cannot invest directly in this fund, which is available for purchase only by certain funds of funds advised by American Century Investments.

Transfer Agent and Administrator

American Century Services, LLC (ACS), 4500 Main Street, Kansas City, Missouri 64111, serves as transfer agent and dividend-paying agent for the funds. It provides physical facilities, computer hardware and software and personnel for the day-to-day administration of the funds and the advisor. The advisor pays ACS’s costs for serving as transfer agent and dividend-paying agent for the funds out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 42.

From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the advisor.

Sub-Administrator

The advisor has entered into an Administration Agreement with State Street Bank and Trust Company (SSB) to provide certain fund accounting, fund financial reporting, tax and treasury/tax compliance services for the funds, including striking the daily net asset value for each fund. The advisor pays SSB a monthly fee as compensation for these services that is based on the total net assets of accounts in the American Century complex services by SSB. ACS does pay SSB for some additional services on a per fund basis. While ACS continues to serve as the administrator of the funds, SSB provides sub-administrative services that were previously undertaken by ACS.

Distributor

The funds’ shares are distributed by American Century Investment Services, Inc. (ACIS), a registered broker-dealer. The distributor is a wholly owned subsidiary of ACC and its principal business address is 4500 Main Street, Kansas City, Missouri 64111.

The distributor is the principal underwriter of the funds’ shares. The distributor makes a continuous, best-efforts underwriting of the funds’ shares. This means the distributor has no liability for unsold shares. The advisor pays ACIS’s costs for serving as principal underwriter of the funds’ shares out of the advisor’s unified management fee. For a description of this fee and the terms of its payment, see the above discussion under the caption Investment Advisor on page 42. ACIS does not earn commissions for distributing the funds’ shares.

Certain financial intermediaries unaffiliated with the distributor or the funds may perform various administrative and shareholder services for their clients who are invested in the funds. These services may include assisting with fund purchases, redemptions and exchanges, distributing information about the funds and their performance, preparing and distributing client account statements, and other administrative and shareholder services that would otherwise be provided by the distributor or its affiliates. The distributor may pay fees out of its own resources to such financial intermediaries for providing these services.

Custodian Banks

State Street Bank and Trust Company (SSB), Lafayette Corporate Center, 2 Avenue de Lafayette, Boston, Massachusetts 02111 serves as custodian of the funds’ cash and securities. Foreign securities, if any, are held by foreign banks participating in a network coordinated by SSB. Commerce Bank, N.A., 1000 Walnut, Kansas City, Missouri 64105, also serves as custodian of the funds’ cash to facilitate purchases and redemptions of fund shares. The custodians take no part in determining the investment policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in certain obligations of the custodians and may purchase or sell certain securities from or to the custodians.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP is the independent registered public accounting firm of the funds. The address of Deloitte & Touche LLP is 1100 Walnut Street, Kansas City, Missouri 64106. As the independent registered public accounting firm of the funds, Deloitte & Touche LLP provides services including

(1)	auditing the annual financial statements and financial highlights for each fund, and
(2)	assisting and consulting in connection with SEC filings.

Brokerage Allocation

The advisor places orders for equity portfolio transactions with broker-dealers, who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges. The advisor purchases and sells fixed-income securities through principal transactions, meaning the advisor normally purchases securities on a net basis directly from the issuer or a primary market-maker acting as principal for the securities. The funds generally do not pay a stated brokerage commission on these transactions, although the purchase price for debt securities usually includes an undisclosed compensation. Purchases of securities from underwriters typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer’s mark-up (i.e., a spread between the bid and asked prices).

Under the management agreement between the funds and the advisor, the advisor has the responsibility of selecting brokers and dealers to execute portfolio transactions. The funds’ policy is to secure the most favorable prices and execution of orders on its portfolio transactions. The advisor selects broker-dealers on their perceived ability to obtain “best execution” in effecting transactions in its clients’ portfolios. In selecting broker-dealers to effect portfolio transactions relating to equity securities, the advisor considers the full range and quality of a broker-dealer’s research and brokerage services, including, but not limited to, the following:

•	applicable commission rates and other transaction costs charged by the broker-dealer
•
value of research provided to the advisor by the broker-dealer (including economic forecasts, fundamental and technical advice on individual securities, market analysis, and advice, either directly or through publications or writings, as to the value of securities, availability of securities or of purchasers/sellers of securities)

•	timeliness of the broker-dealer's trade executions
•	efficiency and accuracy of the broker-dealer’s clearance and settlement processes
•	broker-dealer’s ability to provide data on securities executions
•	financial condition of the broker-dealer
•	the quality of the overall brokerage and customer service provided by the broker-dealer

In transactions to buy and sell fixed-income securities, the selection of the broker- dealer is determined by the availability of the desired security and its offering price, as well as the broker-dealer’s general execution and operational and financial capabilities in the type of transaction involved.  The advisor will seek to obtain prompt execution of orders at the most favorable prices or yields.   The advisor does not consider the receipt of products or services other than brokerage or research services in selecting broker-dealers.

On an ongoing basis, the advisor seeks to determine what levels of commission rates are reasonable in the marketplace.  In evaluating the reasonableness of commission rates, the advisor considers:

•	rates quoted by broker-dealers
•	the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved
•	the ability of a broker-dealer to execute large trades while minimizing market impact
•	the complexity of a particular transaction
•	the nature and character of the markets on which a particular trade takes place
•	the level and type of business done with a particular firm over a period of time
•	the ability of a broker-dealer to provide anonymity while executing trades
•	historical commission rates
•	rates that other institutional investors are paying, based on publicly available information

The brokerage commissions paid by the funds may exceed those that another broker-dealer might have charged for effecting the same transactions, because of the value of the brokerage and research services provided by the broker-dealer. Research services furnished by broker-dealers through whom the funds effect securities transactions may be used by the advisor in servicing all of its accounts, and not all such services may be used by the advisor in managing the portfolios of the funds.

Pursuant to its internal allocation procedures, the advisor regularly evaluates the brokerage and research services provided by each broker-dealer that it uses.  On a semi-annual basis, each member of the advisor’s portfolio management team rates the quality of research and brokerage services provided by each broker-dealer that provides execution services and research to the advisor for its clients’ accounts.  The resulting scores are used to rank these broker-dealers on a broker research list.  In the event that the advisor has determined that best execution for a particular transaction may be obtained by more than one broker-dealer, the advisor may consider the relative positions of the broker-dealer on this list in determining the party through which to execute the transaction.  Actual business received by any firm may be more or less than other broker-dealers with a similar rank.    Execution-only brokers are used where deemed appropriate.

In the fiscal years ended October 31, 2010, 2009 and 2008, the brokerage commissions including, as applicable, futures commissions, of each fund are listed in the following table.

Fund	2010	2009	2008
All Cap Growth	$695,583	$1,349,170	$1,676,978
Balanced	$141,744	$167,368	$259,719
Capital Value	$40,091	$55,796	$133,774
Focused Growth	$4,529	$9,265	$7,888
Fundamental Equity	$68,289	$132,292	$237,684
Growth	$3,275,429	$4,925,382	$3,824,255
Heritage	$2,410,862	$3,391,265	$3,703,948
New Opportunities	$300,526	$387,999	$381,556
NT Growth	$194,918	$244,084	$93,091
NT Vista	$150,306	$146,732	$60,888
Select	$495,385	$703,556	$1,140,144
Small Cap Growth	$1,135,858	$1,340,267	$1,007,442
Ultra	$1,099,477	$3,052,842	$9,358,031
Veedot	$232,362	$370,486	$359,424
Vista	$2,480,992	$4,268,388	$4,146,337

Brokerage commissions paid by a fund may vary significantly from year to year as a result of changing asset levels throughout the year, portfolio turnover, varying market conditions, and other factors. The significant decrease in brokerage commissions paid by Ultra, Fundamental Equity, All Cap Growth and Select over the last three fiscal years is due, in part, to decreased portfolio turnover for each fund.

The funds’ distributor (ACIS) and investment advisor (ACIM) are wholly owned, directly or indirectly, by ACC. Prior to August 31, 2011, JPMorgan Chase & Co. (JPM) was an equity investor in ACC. During this period, the funds considered J.P. Morgan Securities Inc. (JPMS) and JPMorgan Cazenove Limited (JPMC), subsidiaries of JPM, to be affiliated broker-dealers.  The following table sets forth brokerage commissions paid to JPMS and JPMC for the fiscal years ended October 31, 2010, 2009 and 2008.

	2010	2009		2008
Fund	JPMS	JPMS	JPMC	JPMS	JPMC
All Cap Growth	$70,729	$141,584	$0	$139,380	$0
Balanced	$787	$39	$0	$0	$0
Capital Value	$2,073	$2,262	$0	$2,995	$0
Focused Growth	$4	$573	$0	$512	$0
Fundamental Equity	$4,237	$3,624	$0	$15,012	$0
Growth	$190,607	$719,198	$0	$211,897	$0
Heritage	$226,700	$341,718	$0	$321,782	$0
New Opportunities	$8,964	$15,993	$0	$10,846	$0
NT Growth	$10,247	$33,502	$0	$5,189	$0
NT Vista	$18,139	$12,736	$0	$5,626	$0
Select	$87,959	$92,320	$3,638	$126,854	$0
Small Cap Growth	$28,928	$54,163	$0	$31,984	$0
Ultra	$176,586	$408,939	$7,668	$1,011,371	$0
Veedot	$13,280	$6,560	$0	$3,315	$0
Vista	$329,977	$456,725	$0	$378,854	$0

For the fiscal year ended October 31, 2010, the following table shows the percentage of each fund’s aggregate brokerage commissions paid to JPMS and the percentage of each fund’s aggregate dollar amount of portfolio transactions involving the payment of commissions effected through JPMS.

	Percentage of Brokerage Commissions	Percentage of Dollar Amount of Portfolio Transactions
Fund	JPMS	JPMS
All Cap Growth	10.17%	5.38%
Balanced	0.56%	0.48%
Capital Value	5.17%	5.21%
Focused Growth	0.08%	0.20%
Fundamental Equity	6.20%	1.74%
Growth	5.82%	4.25%
Heritage	9.40%	4.85%
New Opportunities	2.98%	0.98%
NT Growth	5.26%	3.90%
NT Vista	12.06%	5.63%
Select	17.75%	7.80%
Small Cap Growth	2.55%	0.90%
Ultra	16.06%	8.55%
Veedot	5.72%	1.90%
Vista	13.30%	6.68%

Regular Broker-Dealers

As of the end of its most recently completed fiscal year, each of the funds listed below owned securities of its regular brokers or dealers (as defined by Rule 10b-1 under the Investment Company Act of 1940) or of their parent companies.

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2010(in thousands)
All Cap Growth	Goldman Sachs & Co.	$4,856
	J.P. Morgan Chase & Co.	$3,953
	Morgan Stanley	$3,898
	Wells Fargo & Co.	$5,778
Balanced	Bank of America Corp.	$4,072
	Barclays Capital, Inc.	$223
	Citigroup, Inc.	$3,202
	Credit Suisse Group	$1,018
	Deutsche Bank AG	$564
	Goldman Sachs & Co.	$4,536
	HSBC Holdings PLC	$348
	J.P.Morgan Chase	$7,254
	Morgan Stanley	$932
	UBS AG	$355
	Wells Fargo Securities LLC	$6,236

Fund	Broker, Dealer or Parent	Value of Securities Owned As of October 31, 2010 (in thousands)
Capital Value	Ameriprise Financial Inc.	$1,091
	Bank of America Securities LLC	$3,465
	Citigroup Inc.	$2,144
	Goldman Sachs & Co.	$2,543
	J.P. Morgan	$4,911
	Morgan Stanley	$1,047
	Wells Fargo & Co.	$3,576
Focused Growth	Goldman Sachs & Co.	$129
Fundamental Equity	Bank of America Securities LLC	$522
	J.P. Morgan Chase & Co.	$5,124
	Wells Fargo Securities LLC	$4,444
Growth	Charles Schwab Corp.	$23,661
	Goldman Sachs & Co.	$32,892
Heritage	None
New Opportunities	None
NT Growth	Charles Schwab Corp.	$1,349
	Goldman Sachs & Co.	$1,880
NT Vista	None
Select	J.P. Morgan Chase & Co.	$15,274
Small Cap Growth	None
Ultra	Charles Schwab Corp.	$49,018
	J.P.Morgan Chase & Co.	$53,246
Veedot	Ameriprise Financial Inc.	$801
Vista	None

Information About Fund Shares

Each of the funds named on the front of this statement of additional information is a series of shares issued by the corporation, and shares of each fund have equal voting rights. In addition, each series (or fund) may be divided into separate classes. See Multiple Class Structure, which follows. Additional funds and classes may be added without a shareholder vote.

Each fund votes separately on matters affecting that fund exclusively. Voting rights are not cumulative, so investors holding more than 50% of the corporation’s (all funds’) outstanding shares may be able to elect a Board of Directors. The corporation undertakes dollar-based voting, meaning that the number of votes a shareholder is entitled to is based upon the dollar amount of the shareholder’s investment. The election of directors is determined by the votes received from all the corporation’s shareholders without regard to whether a majority of shares of any one fund voted in favor of a particular nominee or all nominees as a group.

The assets belonging to each series are held separately by the custodian and the shares of each series represent a beneficial interest in the principal, earnings and profit (or losses) of investments and other assets held for each series. Within their respective series, all shares have equal redemption rights. Each share, when issued, is fully paid and non-assessable.

Each shareholder has rights to dividends and distributions declared by the fund he or she owns and to the net assets of such fund, upon its liquidation or dissolution, proportionate to his or her share ownership interest in the fund.

Multiple Class Structure

The corporation’s Board of Directors has adopted a multiple class plan pursuant to Rule 18f-3 adopted by the SEC. The plan is described in the prospectus of any fund that offers more than one class. Pursuant to such plan, the funds may issue up to six classes of shares: Investor Class, Institutional Class, A Class, B Class, C Class and R Class. Not all funds offer all seven classes.

The Investor Class is made available to investors directly from American Century Investments and/or through some financial intermediaries. Investor Class shares charge a single unified management fee, without any load or commission payable to American Century Investments. Additional information regarding eligibility for Investor Class shares may be found in the funds’ prospectuses. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services from the advisor as Investor Class shareholders. As a result, the advisor is able to charge this class a lower total management fee. The A, B, C and Advisor Classes also are made available through financial intermediaries, for purchase by individual investors who receive advisory and personal services from the intermediary. The R Class is made available through financial intermediaries and is generally used in 401(k) and other retirement plans. The unified management fee for the A, B, C, R and Advisor Classes is the same as for Investor Class, but the A, B, C, R and Advisor Class shares each are subject to a separate Master Distribution and Individual Shareholder Services Plan (the A Class Plan, B Class Plan, C Class Plan, R Class Plan and Advisor Class Plan, respectively, and collectively, the plans) described below. The plans have been adopted by the funds’ Board of Directors in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

Rule 12b-1

Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by its Board of Directors and approved by its shareholders. Pursuant to such rule, the Board of Directors of the funds’ A, B, C, R and Advisor Classes have approved and entered into the A Class Plan, B Class Plan, C Class Plan, R Class Plan and Advisor Class Plan, respectively. The plans are described below.

In adopting the plans, the Board of Directors (including a majority of directors who are not interested persons of the funds [as defined in the Investment Company Act], hereafter referred to as the independent directors) determined that there was a reasonable likelihood that the plans would benefit the funds and the shareholders of the affected class. Some of the anticipated benefits include improved name recognition of the funds generally; and growing assets in existing funds, which helps retain and attract investment management talent, provides a better environment for improving fund performance, and can lower the total expense ratio for funds with stepped-fee schedules. Pursuant to Rule 12b-1, information about revenues and expenses under the plans is presented to the Board of Directors quarterly. Continuance of the plans must be approved by the Board of Directors, including a majority of the independent directors, annually. The plans may be amended by a vote of the Board of Directors, including a majority of the independent directors, except that the plans may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent directors or by vote of a majority of outstanding shareholder votes of the affected class.

All fees paid under the plans will be made in accordance with Section 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

The Share Class Plans

As described in the prospectuses, the A, B, C and R Class shares of the funds are made available to participants in employer-sponsored retirement plans and to persons purchasing through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative, shareholder and distribution services. The funds’ distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries, with respect to the sale of the funds’ shares and/or the use of the funds’ shares in various investment products or in connection with various financial services.

Certain recordkeeping and administrative services that would otherwise be performed by the funds’ transfer agent may be performed by a plan sponsor (or its agents) or by a financial intermediary for A, B, C and R Class investors. In addition to such services, the financial intermediaries provide various individual shareholder and distribution services.

To enable the funds’ shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the funds’ Board of Directors has adopted the A, B, C and R Class Plans. Pursuant to the plans, the following fees are paid and described further below.

A Class

The A Class pays the funds’ distributor 0.25% annually of the average daily net asset value of the A Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.25% and is not based on expenses incurred by the distributor.

B and C Class

The B and C Classes pay the funds’ distributor 1.00% annually of the average daily net asset value of the funds’ B and C Class shares, 0.25% of which is paid for certain ongoing individual shareholder and administrative services and 0.75% of which is paid for distribution services, including past distribution services. This payment is fixed at 1.00% and is not based on expenses incurred by the distributor.

R Class

The R Class pays the funds’ distributor 0.50% annually of the average daily net asset value of the R Class shares. The distributor may use these fees to pay for certain ongoing shareholder and administrative services and for distribution services, including past distribution services. This payment is fixed at 0.50% and is not based on expenses incurred by the distributor.

During the fiscal year ended October 31, 2010, the aggregate amount of fees paid under each class plan was:

	A Class		B Class	C Class		R Class
Capital Value	$11,076	(1)	N/A	N/A		N/A
Focused Growth	$1,058		$511	$1,055		$108
Fundamental Equity	$363,950		$39,831	$154,188		$13,030
Growth	$685,819	(1)	N/A	$2,943	(2)	$58,747
Heritage	$1,624,800		$38,647	$686,535		$50,737
New Opportunities	$100	(2)	N/A	$192	(2)	$89	(2)
Select	$50,527		$19,111	$3,815		$133
Small Cap Growth	$309,980		$31,003	$131,265		$3,885
Ultra	$176,070		$952	$8,620		$16,000
Vista	$543,216	(1)	N/A	$179	(2)	$127,021

1	Prior to March 1, 2010, this fund’s A Class was referred to as the Advisor Class.

2	Fees paid for the period March 1, 2010 (class inception) through October 31, 2010.

The distributor then makes these payments to the financial intermediaries (including underwriters and broker-dealers, who may use some of the proceeds to compensate sales personnel) who offer the A Class shares for the services described below. No portion of these payments is used by the distributor to pay for advertising, printing costs or interest expenses.

Payments may be made for a variety of individual shareholder services, including, but not limited to:

(a)	providing individualized and customized investment advisory services, including the consideration of shareholder profiles and specific goals;
(b)	creating investment models and asset allocation models for use by shareholders in selecting appropriate funds;
(c)	conducting proprietary research about investment choices and the market in general;
(d)	periodic rebalancing of shareholder accounts to ensure compliance with the selected asset allocation;
(e)	consolidating shareholder accounts in one place;
(f)	paying service fees for providing personal, continuing services to investors, as contemplated by the Conduct Rules of FINRA; and
(g)	other individual services.

Individual shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the funds.

Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of A, B, C and R Class shares, which services may include but are not limited to:

(a)	paying sales commissions, on-going commissions and other payments to brokers, dealers, financial institutions or others who sell A, B, C and R Class shares pursuant to selling agreements;
(b)	compensating registered representatives or other employees of the distributor who engage in or support distribution of the funds’ A, B, C and R Class shares;
(c)	paying and compensating expenses (including overhead and telephone expenses) of the distributor;
(d)	printing prospectuses, statements of additional information and reports for other-than-existing shareholders;
(e)	preparing, printing and distributing sales literature and advertising materials provided to the funds’ shareholders and prospective shareholders;
(f)	receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports;
(g)	providing facilities to answer questions from prospective shareholders about fund shares;
(h)	complying with federal and state securities laws pertaining to the sale of fund shares;
(i)	assisting shareholders in completing application forms and selecting dividend and other account options;

(j)	providing other reasonable assistance in connection with the distribution of fund shares;
(k)	organizing and conducting sales seminars and payments in the form of transactional and compensation or promotional incentives;
(l)	profit on the foregoing; and
(m)
such other distribution and services activities as the advisor determines may be paid for by the funds pursuant to the terms of the agreement between the corporation and the funds’ distributor and in accordance with Rule 12b1 of the Investment Company Act.

Valuation of a Fund’s Securities

All classes of the funds except the A Class are offered at their net asset value, as described below. The A Class of the funds are offered at their public offering price, which is the net asset value plus the appropriate sales charge. This calculation may be expressed as a formula:

Offering Price = Net Asset Value/(1 – Sales Charge Percentage)

For example, if the net asset value of a fund’s A Class shares is $5.00, the public offering price would be $5/(1-5.75%) = $5.31.

Each fund’s net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the NYSE) each day the NYSE is open for business. The NYSE usually closes at 4 p.m. Eastern time. The NYSE typically observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Although the funds expect the same holidays to be observed in the future, the NYSE may modify its holiday schedule at any time.

Each fund’s NAV is calculated by adding the value of all portfolio securities and other assets, deducting liabilities and dividing the result by the number of shares outstanding. Expenses and interest earned on portfolio securities are accrued daily.

The portfolio securities of each fund that are listed or traded on a domestic securities exchange are valued at the last sale price on that exchange, except as otherwise noted. Portfolio securities primarily traded on foreign securities exchanges generally are valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, the last sale price, or the official closing price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Directors.

Because there are hundreds of thousands of municipal issues outstanding, and the majority of them do not trade daily, the prices provided by pricing services for these types of securities are generally determined without regard to bid or last sale prices. In valuing securities, the pricing services generally take into account institutional trading activity, trading in similar groups of securities, and any developments related to specific securities. The methods used by the pricing service and the valuations so established are reviewed by the advisor under the general supervision of the Board of Directors. There are a number of pricing services available, and the advisor, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities maturing within 60 days of the valuation date may be valued at cost, plus or minus any amortized discount or premium, unless the directors determine that this would not result in fair valuation of a given security. Other assets and securities for which quotations are not readily available are valued in good faith using methods approved by the Board of Directors.

The value of an exchange-traded foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of the close of business on the NYSE, if that is earlier. That value is then translated to dollars at the prevailing foreign exchange rate.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day that the NYSE is open. If an event were to occur after the value of a security was established, but before the net asset value per share was determined, that was likely to materially change the net asset value, then that security would be valued as determined in accordance with procedures adopted by the Board of Directors.

Trading of these securities in foreign markets may not take place on every day that the NYSE is open. In addition, trading may take place in various foreign markets and on some electronic trading networks on Saturdays or on other days when the NYSE is not open and on which the funds’ net asset values are not calculated. Therefore, such calculations do not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation, and the value of the funds’ portfolios may be affected on days when shares of the funds may not be purchased or redeemed.

Taxes

Federal Income Tax

Each fund intends to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By so qualifying, a fund should be exempt from federal income taxes to the extent that it distributes its net investment income and net realized capital gains (if any) to investors. If a fund fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to investors and eliminating investors’ ability to treat distributions received from the funds in the same manner in which they were realized by the funds. Due to the enactment of the Regulated Investment Company Modernization Act of 2010, there are now certain cures that are available, although if not utilized, the fund will be subject to tax.

To qualify as a regulated investment company, a fund must meet certain requirements of the Code, among which are requirements relating to sources of its income and diversification of its assets.  A fund is also required to distribute 90% of its investment company taxable income each year.  Additionally, a fund must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) to avoid the nondeductible 4% federal excise tax on any undistributed amounts.

If fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of a fund, in which case such distributions are taxed as long-term capital gains. Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period. The required holding period for qualified dividend income is met if the underlying shares are held more than 60 days in the 121-day period beginning 60 days prior to the ex-dividend date. Dividends received by the funds on shares of stock of domestic corporations may qualify for the 70% dividends-received deduction to the extent that the fund held those shares for more than 45 days.

Distributions from gains on assets held by the funds longer than 12 months are taxable as long-term gains regardless of the length of time you have held your shares in the fund. If you purchase shares in the fund and sell them at a loss within six months, your loss on the sale of those shares will be treated as a long-term capital loss to the extent of any long-term capital gains dividend you received on those shares.

Dividends and interest received by a fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. However, tax conventions between certain countries and the United States may reduce or eliminate such taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Any foreign taxes paid by a fund will reduce its dividend distributions to investors.

If more than 50% of the value of a fund’s total assets at the end of its fiscal year consists of securities of foreign corporations, the fund may qualify for and make an election with the Internal Revenue Service with respect to such fiscal year so that fund shareholders may be able to claim a foreign tax credit in lieu of a deduction for foreign income taxes paid by the fund. If such an election is made, the foreign taxes paid by the fund will be treated as income received by you. In order for you to utilize the foreign tax credit, you must have held your shares for 16 days or more during the 31-day period, beginning 15 days prior to the ex-dividend date for the mutual fund shares. The mutual fund must meet a similar holding period requirement with respect to foreign securities to which a dividend is attributable. Any portion of the foreign tax credit that is ineligible as a result of the fund not meeting the holding period requirement will be deducted in computing net investment income.

If a fund purchases the securities of certain foreign investment funds or trusts called passive foreign investment companies (PFIC), capital gains on the sale of such holdings will be deemed ordinary income regardless of how long the fund holds the investment. The fund also may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. In the alternative, the fund may elect to recognize cumulative gains on such investments as of the last day of its fiscal year and distribute them to shareholders. Any distribution attributable to a PFIC is characterized as ordinary income.

As of October 31, 2010, the funds in the table below had the following capital loss carryovers, which expire in the years and amounts listed. When a fund has a capital loss carryover, it does not make capital gains distributions until the loss has been offset or expired.

Fund	2014	2015	2016	2017	2018
All Cap Growth				($104,553,393)
Balanced				($39,619,923)
Capital Value			($5,984,250)	($24,150,859)
Focused Growth			($218,461)	($1,737,919)
Fundamental Equity			($48,801,060)	($73,631,227)
Growth		($13,506,140)	($4,346,487)	($200,578,085)
Heritage				($274,256,289)
New Opportunities			($33,198,598)	($33,427,966)
NT Growth				($7,239,737)
NT Vista				($8,458,343)
Select			($14,707,162)	($175,918,131)	($20,489,054)
Small Cap Growth	($87,145,230)		($125,173,360)	($112,369,189)
Ultra			($35,695,674)	($746,532,883)
Veedot			($27,976,449)	($22,684,763)
Vista				($519,773,871)

If you have not complied with certain provisions of the Internal Revenue Code and Regulations, either American Century Investments or your financial intermediary is required by federal law to withhold and remit to the IRS the applicable federal withholding rate of reportable payments (which may include dividends, capital gains distributions and redemption proceeds). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your account application. Payments reported by us to the IRS that omit your Social Security number or tax identification number will subject us to a non-refundable penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed.

A redemption of shares of a fund (including a redemption made in an exchange transaction) will be a taxable transaction for federal income tax purposes and you generally will recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. If a loss is realized on the redemption of fund shares, the reinvestment in additional fund shares within 30 days before or after the redemption may be subject to the “wash sale” rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

State and Local Taxes

Distributions by the funds also may be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received such interest directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to fund shareholders when a fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your state.

The information above is only a summary of some of the tax considerations affecting the funds and their shareholders. No attempt has been made to discuss individual tax consequences. A prospective investor should consult with his or her tax advisors or state or local tax authorities to determine whether the funds are suitable investments.

Financial Statements

Each of the fund’s financial statements and financial highlights for the fiscal year ended October 31, 2010 have been audited by Deloitte & Touche LLP, independent registered public accounting firm. Their Reports of Independent Registered Public Accounting Firm and the financial statements included in the annual reports of each of these funds for the fiscal year ended October 31, 2010, and the funds’ financial statements for the six-month period ended April 30, 2011 (unaudited) are incorporated herein by reference. The financial statements for the six-month period ended April 30, 2011, include all adjustments that American Century Investments considers necessary for a fair presentation of such information. All such adjustments are of a normal recurring nature.

Appendix A – Principal Shareholders

As of August 31, 2011, the following shareholders owned more than 5% of the outstanding shares of a class of a fund. The table shows shares owned of record unless otherwise noted.  Because the Institutional, A, C and R Classes of the All Cap Growth Fund were not in operation as of August 31, 2011, they are not included in the table below.

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
All Cap Growth
Investor Class
None
Balanced
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	6%
Institutional Class
	JPM Chase Manhattan Bank NA TR Lorillard Inc. Hourly Paid Employees PSP & Trust New York, New York	55%
	Fifth Third Bank TR Various Fascore LLC RecordKept Plan Greenwood Village, Colorado	35%
Capital Value
Investor Class
Charles Schwab & Co., Inc. San Francisco, California	24%
Institutional Class
National Financial Services Corp New York, New York	78%
Charles Schwab & Co., Inc. San Francisco, California	10%
Prudential Investment Mgmt Svc Newark, New Jersey	8%
A Class
Nationwide Trust Company FSB Columbus, Ohio	81%
American Enterprise Investment Svcs Minneapolis, Minnesota	16%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Focused Growth
Investor Class
	None
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	100%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	54%
	Pershing LLC Jersey City, New Jersey	18%
	MLPF&S, Inc. Jacksonville, Florida	10%
B Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	48%
	American Enterprise Investment Svcs Minneapolis, Minnesota	46%
	Pershing LLC Jersey City, New Jersey	5%
C Class
	MLPF&S, Inc. Jacksonville, Florida	43%
	Orchard Trust Co LLC Greenwood Village, Colorado	34%
	Pershing LLC Jersey City, New Jersey	15%
R Class
	Orchard Trust Co LLC Greenwood Village, Colorado	85%
	MG Trust Company FBO B&R Body & Auto Svc Inc. Denver, Colorado	10%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	5%
Fundamental Equity
Investor Class
	National Financial Services Corp New York, New York	42%
	Fidelity FIIOC TR Covington, Kentucky	18%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Fundamental Equity
Institutional Class
	Charles Schwab & Co., Inc. San Francisco, California	47%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	33%
	National Financial Services LLC New York, New York	20%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	76%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	63%
C Class
	MLPF&S, Inc. Jacksonville, Florida	34%
	American Enterprise Investment Svcs Minneapolis, Minnesota	28%
	Pershing LLC Jersey City, New Jersey	5%
R Class
	North Shore Cardiovascular TTEE FBO North Shore Cardiovascular 401K PSP Greenwood Village, Colorado	26%
	Frontier Trust Co Fargo, North Dakota Includes 8.98% registered for the benefit of Solis Healthcare, 6.09% registered for the benefit of Nick Barbieri Trucking 401K Plan and 5.10% registered for the benefit of Morris & Associates	23%
	National Financial Services Corp New York, New York	17%
	Hartford Securities Distribution Co Agent for Reliance Trust Company Hartford, Connecticut	8%
	Mercer Trust Co TTEE FBO Chicago Convention and Tourism Bureau Inc Norwood, Massachusetts	6%
Growth
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	21%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Growth
Institutional Class
	Prudential Investment Mgmt Svc Newark, New Jersey	33%
	Fidelity FIIOC TR FBO Certain Employee Benefit Plans Covington, Kentucky	19%
	National Financial Services LLC New York, New York	14%
A Class
	KS Postsecondary Education SP Kansas City, Missouri Includes 10.81% registered for the benefit of Schwab – Moderately Aggressive Growth Advisor Omnibus and 9.44% registered for the benefit of Schwab – Aggressive Growth Advisor Omnibus	28%
	Nationwide Trust Company FSB Columbus, Ohio	10%
	American Enterprise Investment Svcs Minneapolis, Minnesota	9%
	MLPF&S, Inc. Jacksonville, Florida	6%
C Class
	MLPF&S, Inc. Jacksonville, Florida	31%
	American Enterprise Investment Svcs Minneapolis, Minnesota	9%
R Class
	Hartford Life Insurance Company Hartford, Connecticut	16%
	MLPF&S, Inc. Jacksonville, Florida	10%
	Massachusetts Mutual Life Insurance Springfield, Massachusetts	10%
	ING Life Insurance and Annuity Co Windsor, Connecticut	8%
	National Financial Services Corp New York, New York	7%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 700 Randstand North America Atlanta, Georgia	6%
Heritage
Investor Class
	John Hancock Life Ins Co USA Boston, Massachusetts	9%
	National Financial Services Corp. New York, New York	7%
	Charles Schwab & Co., Inc. San Francisco, California	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Heritage
Institutional Class
	Chase Manhattan Bank Trustee The Linde Savings & Investment Plan Kansas City, Missouri	21%
	Trustees of American Century P/S & 401(k) Savings Plan & Trust Kansas City, Missouri	12%
	National Financial Services Corp. New York, New York	12%
	Fulton Bank NA FBO Fulton Financial Corp Lancaster, Pennsylvania	10%
	JP Morgan Chase Trustee Brown and Caldwell Employee Stock Ownership Plan New York, New York	9%
	Charles Schwab & Co., Inc. San Francisco, California	9%
	Saxon & Co Philadelphia, Pennsylvania	5%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	27%
	State Street Corporation Boston, Massachusetts Includes 9.62% registered for the benefit of ADP Access	12%
	UBS WM USA Weehawken, New Jersey	6%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	37%
	Pershing LLC Jersey City, New Jersey	5%
C Class
	MLPF&S, Inc. Jacksonville, Florida	18%
	American Enterprise Investment Svcs Minneapolis, Minnesota	13%
	DCGT as Trustee and/or Cust Des Moines, Iowa Includes 5.02% registered for the benefit of Principal Financial Group Qualified FIA Omnibus	10%
	Pershing LLC Jersey City, New Jersey	6%
R Class
	State Street Corporation FBO ADP Access Boston, Massachusetts	19%
	New York Trust Company Parsippany, New Jersey	17%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
New Opportunities
Investor Class
	None
Institutional Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	100%
A Class
	Pershing LLC Jersey City, New Jersey	40%
	LPL Financial San Diego, California	20%
	American Enterprise Investment Svcs Minneapolis, Minnesota	20%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	11%
C Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	54%
	American Enterprise Investment Svcs Minneapolis, Minnesota	24%
	Pershing LLC Jersey City, New Jersey	17%
R Class
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	90%
	Pershing LLC Jersey City, New Jersey	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
NT Growth
Institutional Class
	American Century Serv Corp LIVESTRONG™ 2025 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	23%
	American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	20%
	American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	13%
	American Century Serv Corp LIVESTRONG™ 2015 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	12%
	American Century Serv Corp LIVESTRONG™ 2030 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	10%
	American Century Serv Corp LIVESTRONG™ 2020 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	8%
	American Century Serv Corp LIVESTRONG™ 2040 Portfolio NT Growth Omnibus Kansas City, Missouri Shares owned of record and beneficially	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
NT Vista
Institutional Class
	American Century Serv Corp LIVESTRONG™ 2025 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	23%
	American Century Serv Corp LIVESTRONG™ 2035 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	19%
	American Century Serv Corp LIVESTRONG™ 2045 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	14%
	American Century Serv Corp LIVESTRONG™ 2015 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	11%
	American Century Serv Corp LIVESTRONG™ 2030 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp LIVESTRONG™ 2020 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	9%
	American Century Serv Corp LIVESTRONG™ 2040 Portfolio NT Vista Omnibus Kansas City, Missouri Shares owned of record and beneficially	7%
Select
Investor Class
	None
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	83%
	JPMorgan Chase TR American Century Executive Def Comp Plan Trust Kansas City, Missouri	6%
A Class
	UMB Bank NA Topeka, Kansas Includes 22.45% registered for the benefit of various deferred accounts 2 and 10.72% registered for the benefit of tax deferred accounts	22%
	Pershing LLC Jersey City, New Jersey	13%
	American Enterprise Investment Svcs Minneapolis, Minnesota	11%
	Security Benefit Life Insurance Co Topeka, Kansas Includes 7.25% registered for the benefit of Variable Annuity Acct XIV	10%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Select
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	19%
	Pershing LLC Jersey City, New Jersey	12%
	UBS WM USA Weehawken, New Jersey	6%
C Class
	MLPF&S, Inc. Jacksonville, Florida	20%
	American Enterprise Investment Svcs Minneapolis, Minnesota	19%
	LPL Financial Services San Diego, California	14%
	NFS LLC FEBO FBO Mike M Sun SEP IRA Yorba Linda, California Shares owned of record and beneficially	9%
	Vanguard Brokerage Services Valley Forge, Pennsylvania	6%
R Class
	Counsel Trust DBA MATC FBO Pittsburgh, Pennsylvania Includes 48.82% registered for the benefit of Paragon Project Resources Inc. 401K Profit Sharing Plan & Trust and 9.21% registered for the benefit of Second to None 401K Profit Sharing Plan & Trust	58%
	Profit Sharing 401K S-3 RPSA MT Cuba Center Inc. 401K Ret Trust Marcie J. Weigelt Hockessin, Delaware Shares owned of record and beneficially	8%
	Advisors Clearing Network Inc FBO Legacy Pensions Omnibus Pasadena, California	6%
	Profit Sharing 401K S-3 RPSA MT Cuba Center Inc. 401K Ret Trust Rick J. Lewandowski Hockessin, Delaware Shares owned of record and beneficially	6%
	401K RPSA Newark Dental Associates PA 401K TR Veronica A. Smith Bear, Delaware Shares owned of record and beneficially	5%
Small Cap Growth
Investor Class
	MLPF&S, Inc. Jacksonville, Florida	17%
	Charles Schwab & Co Inc. San Francisco, California	15%
	Pershing LLC Jersey City, New Jersey	11%
	National Financial Services Corp New York, New York	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Small Cap Growth
Institutional Class
	Wells Fargo Bank NA FBO Omnibus Account Minneapolis, Minnesota	52%
	National Financial Services Corp New York, New York	26%
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	13%
A Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	33%
	Pershing LLC Jersey City, New Jersey	12%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	49%
	Pershing LLC Jersey City, New Jersey	12%
C Class
	MLPF&S, Inc. Jacksonville, Florida	23%
	Pershing LLC Jersey City, New Jersey	15%
	American Enterprise Investment Svcs Minneapolis, Minnesota	11%
R Class
	Capital Bank & Trust CO TR Greenwood Village, Colorado Includes 14.80% registered for the benefit of Stork Prints Savings & Invst Plan c/o Fascore LLC and 5.01% registered for the benefit of Trustee 401K	22%
	Pershing LLC Jersey City, New Jersey	13%
	Frontier Trust Company Fargo, North Dakota Includes 5.74% registered for the benefit of CNR 401K Profit Sharing Plan and 6.46% registered for the benefit of Nick Knutson MD PC 401K PS Plan 2	13%
	CH Holdings USA Inc FBO DEF Comp of CH Holdings St. Louis, Missouri	11%
Ultra
Investor Class
	Charles Schwab & Co., Inc. San Francisco, California	7%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Ultra
Institutional Class
	Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	27%
	ING National Trust as Trustee for Custodian for Core Market Retirement Plans Braintree, Massachusetts	22%
	JPM Chase Manhattan Bank NA TTEE Lorillard Inc. Hourly Paid Employees PSP & Trust New York, New York	17%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	16%
	National Financial Services LLC New York, New York	6%
	Richard E. Smith, Carol O. Smith & Robert L. Smith TR Richard E. Smith Revocable Trust Lowville, New York	5%
A Class
	Nationwide Trust Company Columbus, Ohio	19%
	Trust Co of America Englewood, California Includes 9.94% registered for the benefit of #120	15%
	UMB Bank NA Topeka, Kansas	8%
	MLPF&S, Inc. Jacksonville, Florida	5%
B Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	74%
	American Century Investment Management, Inc. Kansas City, Missouri Shares owned of record and beneficially	20%
C Class
	American Enterprise Investment Svcs Minneapolis, Minnesota	25%
	MLPF&S, Inc Jacksonville, Florida	16%
	Gary D. Stevens IRA-Roth Westwood, Kansas Shares owned of record and beneficially	5%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Ultra
R Class
Massachusetts Mutual Life Insurance Springfield, Massachusetts	25%
ING Life Insurance and Annuity Co Trust Windsor, Connecticut	22%
ING National Trust Windsor, Connecticut	17%
DWS Trust Co TTEE Salem, New Hampshire Includes 7.03% registered for the benefit of Wentworth Property Management Corp 401K Savings Plan and 6.65% registered for the benefit of Association & Society Mgmt Inc. 401K Profit Sharing Plan	14%
MLPF&S, Inc. Jacksonville, Florida	14%
Veedot
Investor Class
None
Institutional Class
Trustees of American Century P/S & 401K Savings Plan & Trust Kansas City, Missouri	94%
Vista
Investor Class
	Nationwide Life Insurance Company Columbus, Ohio Includes 5.64% registered for the benefit of DCVA	11%
	American Century Serv Corp One Choice Portfolio Aggressive Omnibus Kansas City, Missouri Shares owned of record and beneficially	5%
Institutional Class
	National Financial Services Corp New York, New York	26%
	State Street Bank & Trust Co TTEE Los Angeles, California Includes 14.48% registered for the benefit of Hallmark Master Trust Strat Mod	23%
	Trustees of American Century P/S and 401K Savings Plan and Trust Kansas City, Missouri	13%
	JPM Chase Manhattan Bank NA TTEE Lorillard Inc. Hourly Paid Employees PSP & Trust New York, New York	9%
	PIMS/Prudential Retirement as Nominee for the TTEE/Cust PL 820 Anritsu Company Morgan Hill, California	7%
	JPMorgan Chase RPS NET 401K Plan & Trust Kansas City, Missouri	6%

Fund/ Class	Shareholder	Percentage of Outstanding Shares Owned Of Record
Vista
A Class
	Oklahoma Public Employees Retirement System Board of Trustees Greenwood Village, Colorado Includes 16.95% registered for the benefit of OK State Employees Def Comp Plan and 7.02% registered for the benefit of OK State Employees Def Svgs Incentive Plan	25%
	NFS LLC Los Angeles, California Includes 11.65% registered for the benefit of Transamerica Life Ins Company	16%
	Delaware Charter Guarantee & Trust Des Moines, Iowa Includes 7.76% registered for the benefit of Principal Financial Group and 5.55% registered for the benefit of Various Qualified Plans	13%
	Hartford Life Insurance Company Hartford, Connecticut	8%
C Class
	American Century Investment Management Inc. Kansas City, Missouri Shares owned of record and beneficially	33%
	Citigroup Global Markets, Inc. New York, New York	17%
	First Clearing LLC St. Louis, Missouri	15%
	Frontier Trust Company FBO Karberg & Associates Co LPA 401K Fargo, North Dakota	14%
	Pershing LLC Jersey City, New Jersey	13%
R Class
	Hartford Life Insurance Company Hartford, Connecticut	63%
	Hartford Securities Distribution Co Hartford Connecticut Includes 5.80% registered for the benefit of Reliance Trust Company	6%
	ING Enhanced K-Choice Trustee Reliance Trust Company Somerset, New Jersey	5%

The funds are unaware of any other shareholders, beneficial or of record, who own more than 5% of any class of a fund’s outstanding shares or who own more than 25% of the voting securities of the corporation. A shareholder owning beneficially more than 25% of the corporation’s outstanding shares may be considered a controlling person. The vote of any such person could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders. As of August 31, 2011, the funds’ officers and directors, as a group, owned less than 1% of any class of a fund’s outstanding shares.

Appendix B – Sales Charges and Payments to Dealers

Sales Charges

The sales charges applicable to the A, B and C Classes of the funds are described in the prospectuses for those classes in the section titled Investing Through a Financial Intermediary. Shares of the A Class are subject to an initial sales charge, which declines as the amount of the purchase increases. Additional information regarding reductions and waivers of the A Class sales charge may be found in the funds’ prospectuses.

Shares of the A, B and C Classes are subject to a contingent deferred sales charge (CDSC) upon redemption of the shares in certain circumstances. The specific charges and when they apply are described in the relevant prospectuses. The CDSC may be waived for certain redemptions by some shareholders, as described in the prospectuses.

An investor may terminate his relationship with an intermediary at any time. If the investor does not establish a relationship with a new intermediary and transfer any accounts to that new intermediary, such accounts may be exchanged to the Investor Class of the fund, if such class is available. The investor will be the shareholder of record of such accounts. In this situation, any applicable CDSCs will be charged when the exchange is made.

The aggregate CDSCs paid to the distributor for the A Class shares in the fiscal year ended October 31, 2010, were Small Cap Growth, $7,623.

The aggregate CDSCs paid to the distributor for the B Class shares in the fiscal year ended October 31, 2010, were Fundamental Equity, $15,237; Heritage, $12,687; Select, $2,072 and Small Cap Growth, $12,239.

The aggregate CDSCs paid to the distributor for the C Class shares in the fiscal year ended October 31, 2010 were Fundamental Equity, $1,577; Growth, $113; Heritage, $23,528; Select, $585; Small Cap Growth, $1,337 and Ultra, $35.

Payments to Dealers

The funds’ distributor expects to pay dealer commissions to the financial intermediaries who sell A and/or C Class shares of the funds at the time of such sales. Payments for A Class shares will be as follows:

Purchase Amount	Dealer Commission as a % of Offering Price
< $50,000	5.00%
$50,000 - $99,999	4.00%
$100,000 - $249,999	3.25%
$250,000 - $499,999	2.00%
$500,000 - $999,999	1.75%
$1,000,000 - $3,999,999	1.00%
$4,000,000 - $9,999,999	0.50%
> $10,000,000	0.25%

No dealer commission will be paid on purchases by employer-sponsored retirement plans. For this purpose, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs or SARSEPs. Payments will equal 1.00% of the purchase price of the C Class shares sold by the intermediary. The distributor will retain the 12b-1 fee paid by the C Class of funds for the first 12 months after the shares are purchased. This fee is intended in part to permit the distributor to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. Beginning with the first day of the 13th month, the distributor will make the C Class distribution and individual shareholder services fee payments described above to the financial intermediaries involved on a quarterly basis. In addition, B and C Class purchases and A Class purchases greater than $1,000,000 are subject to a CDSC as described in the prospectuses.

From time to time, the distributor may make additional payments to dealers, including but not limited to payment assistance for conferences and seminars, provision of sales or training programs for dealer employees and/or the public (including, in some cases, payment for travel expenses for registered representatives and other dealer employees who participate), advertising and sales campaigns about a fund or funds, and assistance in financing dealer-sponsored events. Other payments may be offered as well, and all such payments will be consistent with applicable law, including the then-current rules of the Financial Industry Regulatory Authority (FINRA). Such payments will not change the price paid by investors for shares of the funds.

B-1

Appendix C – Buying and Selling Fund Shares

Information about buying, selling, exchanging and, if applicable, converting fund shares is contained in the funds’ prospectuses. The prospectuses are available to investors without charge and may be obtained by calling us.

Employer-sponsored retirement plans

Certain group employer-sponsored retirement plans that hold a single account for all plan participants with the fund, or shares are purchased by certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by retirement recordkeepers are eligible to purchase Investor, Institutional, A, C and R Class shares.  A and C Class purchases are available at net asset value with no dealer commission paid to the financial professional, nor incur a CDSC.  A, C and R Class shares purchased in employer-sponsored retirement plans are subject to applicable distribution and service (12b-1) fees, which the financial intermediary begins receiving immediately at the time of purchase. There is no plan size or participant number requirement by class.

•	401(a) plans
•	pension plans
•	profit sharing plans
•	401(k) plans
•	money purchase plans
•	target benefit plans
•	Taft-Hartley multi-employer pension plans
•	SERP and “Top Hat” plans
•	ERISA trusts
•	employee benefit plans and trusts
•	employer-sponsored health plans
•	457 plans
•	KEOGH or HR(10) plans
•	employer-sponsored 403(b) plans
•	nonqualified deferred compensation plans
•	nonqualified excess benefit plans
•	nonqualified retirement plans

Traditional and Roth IRAs are not considered employer-sponsored retirement plans, and SIMPLE IRAs, SEP IRAs and SARSEPs are collectively referred to as Business IRAs. SEP IRA, SIMPLE IRA or SARSEP retirement plans that (i) held shares of an A Class fund prior to March 1, 2009 that received sales charge waivers or (ii) held shares of an Advisor Class fund that was renamed A Class on March 1, 2010, may permit additional purchases by new and existing participants in A Class shares without an initial sales charge.

R Class IRA Accounts established prior to August 1, 2006 may make additional purchases.

C-1

Waiver of Minimum Initial Investment Amounts — Institutional Class

American Century Investments may permit a financial intermediary to waive the initial minimum per shareholder for Institutional Class shares in the following situations:

•
Broker-dealers purchasing fund shares for clients in broker-sponsored discretionary fee-based advisory programs where the portfolio manager of the program acts on behalf of the shareholder through omnibus accounts;

•
Trust companies and bank wealth management organizations purchasing shares in a fiduciary, discretionary trustee or advisory account on behalf of the shareholder, through omnibus accounts or nominee name accounts;

•
Financial intermediaries with clients of a registered investment advisor (RIA) purchasing fund shares in fee based advisory accounts with a $100,000 initial minimum per client or $250,000 aggregated initial investment across multiple clients, where the RIA is purchasing shares through certain broker-dealers through omnibus accounts;

•	Qualified Tuition Programs under Section 529 that have entered into an agreement with the distributor;
•	Certain employer-sponsored retirement plans, as approved by American Century Investments; and
•	Certain other situations deemed appropriate by American Century Investments.

C-2

Appendix D – Explanation of Fixed-Income Securities Ratings

As described in the prospectuses, some of the funds will invest in fixed-income securities. Those investments, however, are subject to certain credit quality restrictions, as noted in the prospectuses. The following is a summary of the rating categories referenced in the prospectus.

Ratings of Corporate Debt Securities
Standard & Poor’s
AAA	This is the highest rating assigned by S&P to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
AA	Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal. It differs from the highest-rated obligations only in small degree.
A
Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB
Debt rated in this category is regarded as having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below BBB is regarded as having significant speculative characteristics.

BB
Debt rated in this category has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating also is used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B
Debt rated in this category is more vulnerable to nonpayment than obligations rated BB, but currently has the capacity to pay interest and repay principal. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to pay interest and repay principal.

CCC
Debt rated in this category is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC	Debt rated in this category is currently highly vulnerable to nonpayment. This rating category is also applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C
The rating C typically is applied to debt subordinated to senior debt, and is currently highly vulnerable to nonpayment of interest and principal. This rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but debt service payments are being continued.

D
Debt rated in this category is in default. This rating is used when interest payments or principal repayments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. It also will be used upon the filing of a bankruptcy petition or the taking of a similar action if debt service payments are jeopardized.

Moody’s Investors Service, Inc.
Aaa	This is the highest rating assigned by Moody’s to a debt obligation. It indicates an extremely strong capacity to pay interest and repay principal.
Aa
Debt rated in this category is considered to have a very strong capacity to pay interest and repay principal and differs from Aaa issues only in a small degree. Together with Aaa debt, it comprises what are generally known as high-grade bonds.

A
Debt rated in this category possesses many favorable investment attributes and is to be considered as upper-medium-grade debt. Although capacity to pay interest and repay principal are considered adequate, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Baa
Debt rated in this category is considered as medium-grade debt having an adequate capacity to pay interest and repay principal. While it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories. Debt rated below Baa is regarded as having significant speculative characteristics.

Ba
Debt rated Ba has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. Often the protection of interest and principal payments may be very moderate.

B
Debt rated B has a greater vulnerability to default, but currently has the capacity to meet financial commitments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied Ba or Ba3 rating.

Caa
Debt rated Caa is of poor standing, has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Caa rating is also used for debt subordinated to senior debt that is assigned an actual or implied B or B3 rating.

Ca	Debt rated in this category represent obligations that are speculative in a high degree. Such debt is often in default or has other marked shortcomings.
C	This is the lowest rating assigned by Moody’s, and debt rated C can be regarded as having extremely poor prospects of attaining investment standing.

Fitch Investors Service, Inc.
AAA
Debt rated in this category has the lowest expectation of credit risk. Capacity for timely payment of financial commitments is exceptionally strong and highly unlikely to be adversely affected by foreseeable events.

AA	Debt rated in this category has a very low expectation of credit risk. Capacity for timely payment of financial commitments is very strong and not significantly vulnerable to foreseeable events.
A
Debt rated in this category has a low expectation of credit risk. Capacity for timely payment of financial commitments is strong, but may be more vulnerable to changes in circumstances or in economic conditions than debt rated in higher categories.

BBB
Debt rated in this category currently has a low expectation of credit risk and an adequate capacity for timely payment of financial commitments. However, adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Fitch Investors Service, Inc.
BB
Debt rated in this category has a possibility of developing credit risk, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment-grade.

B
Debt rated in this category has significant credit risk, but a limited margin of safety remains. Financial commitments currently are being met, but capacity for continued debt service payments is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
Debt rated in these categories has a real possibility for default. Capacity for meeting financial commitments depends solely upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable; a C rating signals imminent default.

DDD, DD, D
The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in these categories have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

To provide more detailed indications of credit quality, the Standard & Poor’s ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories. Similarly, Moody’s adds numerical modifiers (1,2,3) to designate relative standing within its major bond rating categories. Fitch also rates bonds and uses a ratings system that is substantially similar to that used by Standard & Poor’s.

Commercial Paper Ratings
S&P	Moody’s	Description
A-1	Prime-1 (P-1)	This indicates that the degree of safety regarding timely payment is strong. Standard & Poor’s rates those issues determined to possess extremely strong safety characteristics as A-1+.
A-2	Prime-2 (P-2)
Capacity for timely payment on commercial paper is satisfactory, but the relative degree of safety is not as high as for issues designated A-1. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriated, may be more affected by external conditions. Ample alternate liquidity is maintained.

A-3	Prime-3 (P-3)	Satisfactory capacity for timely repayment. Issues that carry this rating are somewhat more vulnerable to the adverse changes in circumstances than obligations carrying the higher designations.

Municipal Note and Variable Rate Security Ratings
S&P	Moody’s	Description
SP-1	MIG-1; VMIG-1	Notes are of the highest quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
SP-2	MIG-2; VMIG-2	Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.
SP-3	MIG-3; VMIG-3
Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

SP-4	MIG-4; VMIG-4	Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

Notes

American Century Investments americancentury.com
Retail Investors P.O. Box 419200 Kansas City, Missouri 64141-6200 1-800-345-2021 or 816-531-5575	Financial Professionals P.O. Box 419786 Kansas City, Missouri 64141-6786 1-800-345-6488

Investment Company Act File No. 811-0816
CL-SAI-73215   1109